                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          HORIZON/CMS HEALTHCARE CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                       HORIZON/CMS HEALTHCARE CORPORATION
                    6001 INDIAN SCHOOL ROAD, N.E., SUITE 530
                         ALBUQUERQUE, NEW MEXICO 87110
                                 (505) 881-4961

August 28, 1995

TO OUR STOCKHOLDERS:

    You are cordially invited to attend the Annual Meeting of Stockholders of Horizon/CMS Healthcare Corporation ("Horizon" or the "Company") to be held in Albuquerque, New Mexico on Wednesday, September 27, 1995. The annual meeting will be held at the Albuquerque Marriott Hotel, 2102 Louisiana Avenue, N.E., Albuquerque, New Mexico 87110, at 1:30 p.m. (Albuquerque time).

    At the meeting, the matters described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement will be discussed and an update on current Company activities will be provided. Also, stockholders will have an opportunity to present any questions concerning the Company.

    The enclosed Proxy Statement contains detailed information concerning the Annual Meeting. Please give this information careful consideration.

    Whether or not you plan to attend, it is important that your shares are represented at the Annual Meeting. ACCORDINGLY, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

    I hope you will join us on September 27.

                                          Sincerely,

                                          /s/ Neal M. Elliott
                                          Neal M. Elliott
                                          CHAIRMAN OF THE BOARD,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       HORIZON/CMS HEALTHCARE CORPORATION
                    6001 INDIAN SCHOOL ROAD, N.E., SUITE 530
                         ALBUQUERQUE, NEW MEXICO 87110
                                 (505) 881-4961
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON WEDNESDAY, SEPTEMBER 27, 1995

To the Stockholders:

    Notice is hereby given that the 1995 Annual Meeting of Stockholders (the "Annual Meeting") of Horizon/CMS Healthcare Corporation ("Horizon" or the "Company") will be held on Wednesday, September 27, 1995, at 1:30 p.m., local time, at the Albuquerque Marriott Hotel, 2102 Louisiana Avenue, N.E., Albuquerque, New Mexico 87110, for the following purposes:

    1. To approve the amendment to the Company's Restated Certificate of Incorporation to delete the restriction on committees of the Board of Directors approving the issuance of capital stock of the Company;

    2. To elect four Class 2 Directors to serve until the 1998 Annual Meeting of Stockholders, two Class 3 Directors to serve until the 1996 Annual Meeting of Stockholders and one Class 1 Director to serve until the 1997 Annual Meeting of Stockholders;

    3. To approve the amendment to the Horizon Healthcare Corporation Employee Stock Option Plan to provide for immediate vesting of outstanding options upon death;

    4. To approve the Horizon/CMS Healthcare Corporation 1995 Stock Incentive Plan;

    5. To approve the amendment to the Horizon Healthcare Corporation Stock Option Plan for Non-Employee Directors to provide for immediate vesting of outstanding options upon the occurrence of certain events;

    6. To approve the Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan;

    7. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending May 31, 1996; and

    8. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

    The Board of Directors of Horizon has fixed the close of business on August 23, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, and only stockholders of record at such time will be entitled to notice of and to vote at the Annual Meeting. A complete list of Horizon stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours at the principal offices of Horizon, 6001 Indian School Road, N.E., Suite 530,
Albuquerque, New Mexico 87110, for ten days prior to the Annual Meeting. The list will also be available for inspection by stockholders at and during the time of the Annual Meeting.

    A form of Proxy and a Proxy Statement containing more detailed information with respect to the matters to be considered at the Annual Meeting accompany this notice. You are cordially invited to attend the Annual Meeting in person, but if you are unable to do so, please complete, sign, date and promptly return the enclosed Proxy in the enclosed, pre-addressed, postage-paid envelope. If you attend the Annual Meeting and desire to revoke your Proxy and vote in person you may do so. In any event, a Proxy may be revoked at any time before it is voted. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE ABOVE PROPOSALS.

    IN  ORDER  TO  ASSURE  YOUR REPRESENTATION  AT  THE  ANNUAL  MEETING, PLEASE
COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. AN ADDRESSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                         By Order of the Board of Directors,

                                         /s/ Scot Sauder
                                         Scot Sauder
                                         SECRETARY

Albuquerque, New Mexico
August 28, 1995

                       HORIZON/CMS HEALTHCARE CORPORATION
                    6001 INDIAN SCHOOL ROAD, N.E., SUITE 530
                         ALBUQUERQUE, NEW MEXICO 87110
                                 (505) 881-4961
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

    The enclosed proxy is solicited by and on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Horizon/CMS Healthcare Corporation ("Horizon" or the "Company") for use at the 1995 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, September 27, 1995, at 1:30 p.m., local time, at the Albuquerque Marriott Hotel, 2102 Louisiana Avenue, N.E., Albuquerque, New Mexico 87110, or at any adjournment(s) or postponement(s) thereof.

    The Company's annual report to stockholders and Annual Report on Form 10-K for the year ended May 31, 1995, including financial statements, are being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report to stockholders and such Form 10-K do not constitute a part of the proxy soliciting material. On or about September 1, 1995, a copy of this Proxy Statement and a form of Proxy will first be mailed to stockholders of record as of August 23, 1995.

RECORD DATE; SHARES ENTITLED TO VOTE

    The Board of Directors has fixed the close of business on August 23, 1995 as the record date for determining the holders of outstanding shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), entitled to notice of and to vote at the Annual Meeting, or at any adjournment(s) or postponement(s) thereof. As of August 23, 1995, there were 52,836,744 shares of Common Stock outstanding, each share of which is entitled to one vote. The Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

SOLICITATION OF PROXIES

    The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by mail, telecopy, telegraph or telex, or by directors, officers and regular employees of the Company in person or by telephone. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies at a cost of approximately $12,000, plus out-of-pocket expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of Common Stock.

REVOCATION AND VOTING OF PROXIES

    Any stockholder giving a proxy may revoke it at any time by delivering written notice of such revocation to the Secretary of the Company before such proxy is voted, by a written revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Otherwise, if received in time, properly completed proxies will be voted at the Annual Meeting in accordance with the instructions specified thereon. Unless otherwise instructed or unless authority to vote is withheld, proxies will be voted "FOR" the amendment to the Restated Certificate of Incorporation, "FOR" the election of the nominees to the Board, "FOR" the amendment to the Horizon Healthcare Corporation Employee Stock Option Plan, "FOR" adoption of the Horizon/CMS Healthcare Corporation 1995 Stock Incentive Plan, "FOR" the amendment to the Horizon Healthcare Corporation Stock Option Plan for Non-Employee Directors, "FOR" the adoption of the Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan, "FOR" ratification of the appointment of Arthur Andersen LLP and, in accordance with the judgment of the persons named in the proxy, on such other matters as may properly come before such meeting or any adjournment(s) or postponement(s) thereof.

    Votes cast at the Annual Meeting will be tabulated by persons duly appointed to act as inspectors of election. The inspectors of election for the Annual Meeting will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as voting or abstaining. Likewise, the inspectors of election will treat shares represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" occur with respect to a proxy representing shares held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity and (ii) the record holder has indicated on the proxy card or has otherwise notified Horizon that it does not have authority to vote such shares on that matter.

              PROPOSAL 1 -- APPROVE THE AMENDMENT TO THE RESTATED
              CERTIFICATE OF INCORPORATION -- DELETING RESTRICTION
    ON ABILITY OF COMMITTEES OF THE BOARD TO APPROVE THE ISSUANCE OF CAPITAL
                                     STOCK

    The Board of Directors has adopted an amendment to the Restated Certificate of Incorporation of the Company, as amended (the "Restated Certificate of Incorporation"), to delete the restriction on committees of the Board authorizing the issuance of capital stock of the Company (the "Charter Amendment") and has recommended that the stockholders of the Company approve such Charter Amendment. The Charter Amendment would delete the underlined language of Section 4 of Article VII of the Restated Certificate of Incorporation set forth below and would restate such Section 4 without such language:

        4. The Board of Directors may, by resolution passed by 80% of the then authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation, to exercise such powers and authority of the Board of Directors in the management of the business and affairs of the corporation as the directors may authorize in such resolution; PROVIDED, HOWEVER, that no such committee shall have any power or authority to amend this Amended and Restated Certificate of Incorporation, to recommend to the stockholders a merger, consolidation or dissolution of this corporation or a sale, lease or exchange of all or substantially all of the corporation's assets or any amendment to the bylaws of this corporation, or to declare a dividend or to authorize the issuance of shares of the corporation's capital stock. The Board of Directors may by the affirmative vote of 80% of the then authorized number of directors, fill any vacancies on any committee or remove any member thereof, either with or without cause, at any time.

    The underlined language is an uncommon provision that prohibits the Board from delegating to a committee the authority to issue shares of capital stock. This provision creates an ambiguity as to whether the Board may delegate any responsibilities relating to stock issuances. In the context of an underwritten public offering, for instance, it is common practice to delegate the pricing, the setting of the terms of the underwriting agreement and other details to a pricing committee. Under the present provision it is unclear whether the Board may establish such a committee and delegate it such authority. Under Section 141(c) of the Delaware General Corporation Laws (the "DGCL"), a board of directors may allow the delegation to committees of the authority to authorize the issuance of shares of capital stock. Due to the current provision in the Restated Certificate of Incorporation, however, the Board has had to convene, in its entirety, even after approving the parameters of an offering, to approve the pricing and other terms of such offering. In addition, Horizon from time to time acquires facilities and businesses for stock, and this restriction limits the responsiveness of the Company and results in greater expense.

    The affirmative vote of the holders of at least 66 2/3% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Charter Amendment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE CHARTER AMENDMENT.

                      PROPOSAL 2 -- ELECTION OF DIRECTORS

    Four Class 2 Directors, two Class 3 Directors and one Class 1 Director are nominated for election at the Annual Meeting. The Company's Restated Certificate of Incorporation divides the Board of Directors into three classes, designated as Classes 1, 2 and 3, the terms of office of which are currently scheduled to expire on the dates of the Company's Annual Meetings of Stockholders in 1997, 1995 and 1996 respectively. Each class is required to be as nearly equal in number of directors as possible.

    Neal M. Elliott, Michael A. Jeffries, Gerard M. Martin and Raymond N. Noveck have been nominated for election to serve in Class 2 and, if elected, will serve until the Company's 1998 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Messrs. Jeffries, Martin and Noveck each currently serves as a Class 2 director of the Company. Mr. Elliott has been nominated for election to serve in Class 2 and, if elected, will serve until the Company's 1998 Annual Meeting of Stockholders and until his successor has been elected and qualified. Mr. Elliott currently serves as a Class 3 director of the Company but is being reclassified as a Class 2 director in order to comply with the requirement of the Company's Restated Certificate of Incorporation that each class shall be as nearly equal in number as possible.

    Pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of May 23, 1995 (the "Merger Agreement"), by and among the Company, a wholly owned subsidiary of the Company and Continental Medical Systems, Inc. ("CMS"), the Company agreed to elect Rocco A. Ortenzio, Robert A. Ortenzio, Russell L. Carson, Bryan C. Cressey, and LeRoy S. Zimmerman (the "CMS Appointees") as directors of the Company until the Annual Meeting and to nominate them at the Annual Meeting for election to serve in Class 3. In order to comply with the requirement of the Company's Restated Certificate of Incorporation that the number of directors be divided into each of three classes as equally as possible, the CMS Appointees were distributed among the three classes. Russell
L. Carson was elected a Class 1 director, Bryan C. Cressey was elected a Class 2 Director and Rocco A. Ortenzio, Robert A. Ortenzio and LeRoy S. Zimmerman were elected Class 3 Directors. In order to comply with the terms of the Merger Agreement, all CMS Appointees must be nominated for Class 3 Directorships, and therefore, Messrs. Carson and Cressey now must be reclassified. Consequently, Messrs. Carson and Cressey have been nominated to serve as Class 3 Directors, and, as such, if elected, will serve until the Company's 1996 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. Messrs. Rocco A. Ortenzio, Robert A. Ortenzio and Zimmerman already serve as Class 3 Directors and therefore will not be up for reelection until the 1996 annual meeting.

    Messrs. McCord and Elliott currently are both Class 3 Directors. Reclassifying Messrs. Carson and Cressey to Class 3, however, will result in the number of directors not being distributed as equally as possible among the three classes, as required by the Restated Certificate of Incorporation. Consequently, the Board of Directors of the Company has nominated Messrs. McCord and Elliott for election to Class 1 and Class 2, respectively. Mr. McCord, if elected, will serve until the Company's 1997 Annual Meeting of Stockholders and until his successor has been elected and qualified.

    The remaining six directors named below will not be required to stand for election at the Annual Meeting because their present terms expire in 1996 or 1997 and because they do not have to be reclassified. A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, under Delaware law, the Restated Certificate of Incorporation, and the Amended and Restated Bylaws, as amended, abstentions and broker non-votes have no effect on the election of directors. Stockholders may not cumulate their votes in the election of directors.

    A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election assuming a quorum is present or represented by Proxy at the Annual Meeting. Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted "FOR" the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

    The following table sets forth the names, ages and principal occupations of the nominees and directors and the length of continuous service as a director of the Company. Unless otherwise noted, nominees currently serve as directors in the same class to which they are being nominated.

            NOMINEES                                    PRINCIPAL OCCUPATION                                      DIRECTOR
         AND DIRECTORS                                   AND DIRECTORSHIPS                              AGE         SINCE
- --------------------------------  ----------------------------------------------------------------      ---      -----------
CLASS 2 NOMINEES
Neal M. Elliott(1)..............  President, Chief Executive Officer .............................          55         1986
                                   and Chairman of the Board of
                                   Directors of the Company
Michael A. Jeffries.............  Senior Vice President -- Operations ............................          45         1992
                                   and Director of the Company
Gerard M. Martin................  Trustee, Health and Rehabilitation .............................          60         1994
                                   Properties Trust; Director of the Company
Raymond N. Noveck...............  President, Strategic Systems, Inc.; ............................          52         1987
                                   Director of the Company
CLASS 3 NOMINEES
Russell L. Carson(2)............  General Partner of Welsh, Carson, ..............................          52         1995
                                   Anderson & Stowe, New York;
                                   Director of the Company.
Bryan C. Cressey(3).............  Member, Golder, Thoma, Cressey .................................          46         1995
                                   and Rauner, Inc., Chicago;
                                   Director of the Company.
CLASS 3 DIRECTORS
Robert A. Ortenzio..............  Executive Vice President and ...................................          38         1995
                                   Director of the Company
Rocco A. Ortenzio...............  Consultant to the Company; Vice ................................          62         1995
                                   Chairman of the Board of Directors
                                   of the Company
LeRoy S. Zimmerman..............  Partner, Eckert, Seamans, Cherin & .............................          60         1995
                                   Mellott, Harrisburg, Pennsylvania;
                                   Director of the Company.
CLASS 1 NOMINEE
Frank M. McCord(1)..............  Chairman and Chief Executive Officer, ..........................          64         1986
                                   Cascade Savings Bank in Everett,
                                   Washington; Director of the Company
CLASS 1 DIRECTORS
Klemett L. Belt, Jr.............  Executive Vice President and ...................................          51         1986
                                   Director of the Company
Charles H. Gonzales.............  Senior Vice President -- Subsidiary ............................          39         1992
                                   Operations and Director of the Company
Barry M. Portnoy................  Partner, Sullivan & Worcester, Boston, .........................          49         1994
                                   Massachusetts; Director of the Company

- ------------------------
(1)  Currently serves as a Class 3 Director.
(2)  Currently serves as a Class 1 Director.
(3)  Currently serves as a Class 2 Director.

    NEAL M. ELLIOTT, the Company's President, Chief Executive Officer and Chairman of the Board, has served in those capacities since July 1986. Mr. Elliott, a certified public accountant, worked for Price Waterhouse & Co. prior to joining The Hillhaven Corporation ("Hillhaven") as Controller in 1969. In 1970, Mr. Elliott became Vice President of Finance for Hillhaven and served as such until 1984. From 1984 to 1986, Mr. Elliott served as President of the long-term care group of National Medical Enterprises, Inc., a health care company then affiliated with Hillhaven. Mr. Elliott is a director of LTC Properties, Inc., a real estate investment trust which invests in health care related real estate.

    KLEMETT L. BELT, JR., has served as Executive Vice President and a Director of the Company since July 1986. Mr. Belt also served as Chief Financial Officer and Treasurer of the Company from 1986 to September 1994. A certified public accountant, Mr. Belt served five years as an Assistant Regional Audit Director for the Department of Health, Education and Welfare. He was a Senior Manager for KPMG Peat Marwick from 1978 to 1983, when he joined Hillhaven as Vice President of Finance, a position he held from 1983 to July 1986.

    ROCCO A. ORTENZIO, the Company's Vice-Chairman of the Board, was Chairman of the Board and Chief Executive Officer of CMS from July 1986 to July 1995. He became a Director of the Company in July 1995. He was also President of CMS from July 1986 to May 1989. Rocco A. Ortenzio was the founder of Rehab Hospital Services Corporation ("RHSC") and served as President and Director from 1979 until June 1986. Mr. Ortenzio is also a director of AMSCO International (formerly The American Sterilizer Company) and Quorum Health Group, Inc.

    ROBERT A. ORTENZIO has been an Executive Vice President and a Director of the Company since July 1995. He is also President and Chief Operating Officer of CMS, and has served in those capacities since May 1989 and April 1988, respectively. He joined CMS as a Senior Vice President in February 1986. Prior thereto, he was a Vice President of RHSC. Robert A. Ortenzio is also a director of American Oncology Resources, Inc. and OccuSystems, Inc. Mr. Ortenzio is the son of Rocco A. Ortenzio.

    RUSSELL L. CARSON is a general partner of Welsh, Carson, Anderson & Stowe, a private investment partnership located in New York City which was formed in March 1979 to make investments in small to medium sized companies. He became a Director of the Company in July 1995 and served as a director of CMS from 1986 to 1995. Mr. Carson is also a director of American Oncology Resources, Inc., AMSCO International, Quorum Health Group, Inc., Health Management Systems, Inc., Healthwise of America, Inc. and MedAlliance, Incorporated.

    BRYAN C. CRESSEY is a founding member of Golder, Thoma, Cressey and Rauner, Inc., a venture capital firm located in Chicago, Illinois, which was established in 1980 to make investments in small to medium sized companies. He became a Director of the Company in July 1995 and served as a director of CMS from 1986 to 1995. Mr. Cressey is also a director of Paging Network, Inc., Cable Design Technologies and Golf Enterprises, Inc.

    CHARLES H. GONZALES, the Company's Senior Vice President -- Subsidiary Operations has served in such position since January 1992. He became a Director of the Company in January 1992. From September 1986 to January 1992, Mr. Gonzales, a certified public accountant, served as Senior Vice President of Government Programs for the Company. From June 1984 to September 1986, Mr. Gonzales was National Director of Reimbursement for Hillhaven.

    MICHAEL A. JEFFRIES, the Company's Senior Vice President of Operations, has served the Company in such position since June 1989. He became a Director of the Company in January 1992. Mr. Jeffries has 15 years of experience in the long-term health care field. From 1984 to 1989, he served as Senior Vice President of Operations for the Central Division of Beverly Enterprises, Inc., an operator of long-term health care facilities. From 1983 to 1984 Mr. Jeffries, a certified public accountant, held the positions of Vice President of Operations and Assistant to the President of Beverly Enterprises, Inc.

    GERARD M. MARTIN was the controlling shareholder of Greenery Rehabilitation Group, Inc. ("Greenery") and served as Chairman of the Board and Chief Executive Officer of Greenery from

1985 until the consummation of the Greenery merger with the Company in February 1994. He became a Director of the Company in 1994. Mr. Martin is a member of the Board of Trustees of Health and Rehabilitation Properties Trust ("HRP") and a director and controlling shareholder of HRPT Advisors, Inc. (which acts as advisor to HRP).

    FRANK M. MCCORD is the Chairman and Chief Executive Officer of Cascade Savings Bank in Everett, Washington, a position he has held since March 1990. From 1987 until that date, Mr. McCord served such bank as a member of the Board of Directors and the Executive, Loan and Audit Committees. From 1956 to 1986, Mr. McCord, a certified public accountant, was an accountant with KPMG Peat Marwick. He became a Director of the Company in October 1986.

    RAYMOND N. NOVECK, a certified public accountant, has served as the President of Strategic Systems, Inc., a provider of audiotex health and medical information since January 1990. He became a Director of the Company in July 1987. From July 1989 through December 1989, Mr. Noveck was Senior Vice President of Kimberly Quality Care, a provider of home health care, temporary nursing personnel and related medical services. Prior to that, he was Executive Vice President of Lifetime Corporation, a home health care company, from June 1987 through July 1989.

    BARRY M. PORTNOY is a member of the Board of Trustees of HRP and a director and controlling shareholder of HRPT Advisors, Inc. He became a Director of the Company in 1994. Since 1978, Mr. Portnoy has been a partner in the law firm of Sullivan & Worcester, Boston, Massachusetts, which served as legal counsel for Greenery, and serves as legal counsel for HRP, HRPT Advisors, Inc. and Mr. Martin.

    LEROY S. ZIMMERMAN has been a partner in the law firm of Eckert, Seamans, Cherin & Mellott, located in Harrisburg, Pennsylvania, since 1989. He became a Director of the Company in July 1995 and served as a director of CMS from 1994 to 1995. Mr. Zimmerman was the Attorney General of the Commonwealth of Pennsylvania from 1981 to 1989. Mr. Zimmerman became a director of Super Rite Corporation in January 1995.

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND PRINCIPAL STOCKHOLDERS

    The following table sets forth at July 31, 1995 certain information with respect to the beneficial ownership of Common Stock by all directors, nominees, each of the Named Officers in the Summary Compensation Table below and directors and executive officers of the Company as a group. At July 31, 1995, there were 50,464,910 shares of Common Stock outstanding. The Company is not aware of any other persons that owns in excess of five percent of the outstanding shares of Common Stock.

                                                                                                 COMMON STOCK
                                                                                            BENEFICIALLY OWNED(1)
                                                                                       --------------------------------
                                                                                            NUMBER             PERCENT
                                                                                           OF SHARES           OF CLASS
                                                                                       -----------------       --------
NON-EMPLOYEE DIRECTORS AND NOMINEES
  Russell L. Carson..................................................................    119,804(2)              *
  Bryan C. Cressey...................................................................     36,967(3)              *
  Gerard M. Martin...................................................................    607,000                  1.2
  Frank M. McCord....................................................................     22,744(4)              *
  Raymond N. Noveck..................................................................     91,567(5)              *
  Rocco A. Ortenzio..................................................................  2,939,523(6)               5.7
  Barry M. Portnoy...................................................................     50,041(7)              *
  LeRoy S. Zimmerman.................................................................      1,518(8)              *

NAMED OFFICERS AND EMPLOYEE DIRECTORS
  Neal M. Elliott....................................................................  1,448,611(9)(10)           2.9
  Klemett L. Belt, Jr................................................................    633,481(11)              1.3
  Robert A. Ortenzio.................................................................  1,553,853(12)              3.1
  Michael A. Jeffries................................................................     27,618(13)             *
  Charles H. Gonzales................................................................     54,870(8)(10)          *
  Ernest A. Schofield................................................................     19,389(8)              *

DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (14 PERSONS).............................  6,609,891(14)             12.5%

- ------------------------
*    Less than 1%.

(1) Under the regulations of the Securities and Exchange Commission (the "SEC"), shares are deemed to be "beneficially owned" by a person if he directly or indirectly has or shares the power to vote or dispose of such shares, whether or not he has any pecuniary interest in such shares, or if he has the right to acquire the power to vote or dispose of such shares within 60 days, including the right to acquire such power through the exercise of any option, warrant or right. Except where otherwise noted, each person included in the table has sole voting and investment power with respect to the shares beneficially owned.

(2) Includes 1,943 shares held in a trust of which Mr. Carson is a trustee and 5,060 shares that may be acquired within 60 days upon the exercise of stock options.

(3) Includes 5,060 shares that may be acquired within 60 days upon the exercise of stock options.

(4) Includes 4,400 shares held by Mr. McCord's wife and 16,668 shares that may be acquired within 60 days upon the exercise of stock options.

(5) Includes 31,668 shares that may be acquired within 60 days upon the exercise of stock options.

(6) Includes 1,136,068 shares that may be acquired within 60 days upon the exercise of stock options and 126,103 shares that may be acquired within 60 days pursuant to a conversion right and 1,173,447 shares that are held of record by two corporations that are majority owned and controlled by Mr. Ortenzio (one of the corporations is Liberty Investments, Inc. ("Liberty"), which owns of record 997,095 shares). Rocco A. Ortenzio shares voting and disposition power with respect to the shares that are held of record by the two corporations.

(7) All of such shares may be acquired within 60 days upon the exercise of stock options granted to Mr. Portnoy as a part of the merger of Greenery with and into Horizon.

(8) All of such shares may be acquired within 60 days upon the exercise of stock options.

(9) Includes 5,000 shares held by a partnership, the partners of which are various members of Mr. Elliott's family and 266,668 shares that may be acquired within 60 days upon the exercise of stock options. Mr. Elliott shares voting and investment power with respect to all shares held by such partnership.
(10) Excludes  36,364  shares  held  by  Schlegel  peopleCare  Heritage  Horizon
     Foundation, of which Messrs. Elliott and Gonzales serve as directors.

(11) Excludes 32,138 shares held in trust for the benefit of Mr. Belt's children. Mr. Belt's sister-in-law is the trustee under such trust, and Mr.
     Belt disclaims beneficial ownership of such shares. Includes 120,000 shares that may be acquired within 60 days upon the exercise of stock options.

(12) Includes 377,413 shares that may be acquired within 60 days upon the exercise of stock options and 997,095 shares held by Liberty. Robert A.
     Ortenzio  is a director of Liberty, and,  as such, has shared power to vote
     Liberty's shares, which shares are also included in the shares reported as beneficially owned by Rocco A. Ortenzio in this table.

(13) Includes  26,668  shares  that may  be  acquired  within 60  days  upon the
     exercise  of  stock   options  and   50  shares  held   by  Mr.   Jeffries'
     step-daughter.

(14) Includes 2,111,154 shares that may be acquired within 60 days upon the exercise of stock options and 126,103 shares that may be acquired within 60 days upon the exercise of a conversion right.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held seven meetings during fiscal 1995. Each director attended at least 75% of the total meetings of the Board of Directors and any committee on which such director served.

    The Company had the following standing committees during fiscal 1995:

    AUDIT COMMITTEE. The Audit Committee met two times during fiscal 1995 and consisted of Messrs. Noveck, Martin and McCord. In July 1995, Mr. Zimmerman replaced Mr. Noveck on the Audit Committee. The Audit Committee recommends to the Board of Directors the appointment of the Company's independent auditors, reviews with the independent auditors the general scope of their audit, reviews proposed audit fees, supervises audit related matters, reviews fiscal year-end audit results and reviews internal financial controls of the Company.

    COMPENSATION COMMITTEE. The Compensation Committee met one time during fiscal 1995 and consisted of Messrs. Noveck and McCord. The Compensation Committee reviews the Company's compensation program and policies for its executive officers each year and recommends and approves the compensation of executive officers.

    STOCK  OPTION COMMITTEE.   The Stock  Option Committee met  six times during
fiscal 1995 and consisted of Messrs. Martin, McCord, Noveck and Portnoy. The Stock Option Committee administers the Company's stock option plans.

    EXECUTIVE COMMITTEE. During fiscal 1995, the Board created an Executive Committee consisting of Messrs. Elliott and Noveck. In July 1995, the Board created a new Executive Committee consisting of Messrs. Elliott, Belt, Rocco A. Ortenzio, Robert A. Ortenzio and Noveck. The new Executive Committee has the authority to approve acquisitions and dispositions within certain limitations and to perform such other duties as designated by the Board.

    In July 1995, the Board combined the functions of the Compensation and the Stock Option Committees into a Compensation/Stock Option Committee, which currently consists of Messrs. McCord, Carson, Cressey and Portnoy.

    There is no standing nominating committee of the Board of Directors of the Company.

COMPENSATION/STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Upon consummation of the Horizon merger with Greenery, Horizon sold to HRP for cash the leasehold improvements of three Greenery facilities in Connecticut that Horizon determined not to operate on a long-term basis. Horizon agreed to operate these facilities for a specified period on behalf of Connecticut Subacute Corporation II ("Tenant"), an entity wholly owned by Messrs. Martin and Portnoy. HRP now leases these previous Greenery facilities to Tenant. Horizon continues to manage these facilities for Tenant for a management fee equal to 7% of net patient revenues for a period that will extend for up to five years from the date of the merger, subject to the Tenant's right to terminate upon certain conditions. The management fee was negotiated at arms' length, and Horizon believes that the amount of the fee is competitive with prevailing market rates based upon the management obligations involved. Under the terms of the agreement with HRP, Horizon guarantees Tenant's lease obligations under the leases and provides Tenant the working capital reasonably required for the operation of such facilities, including operating deficits, should they occur. For the fiscal year ended May 31, 1995, Horizon made working capital advances of approximately $5.0 million and was paid a management fee of approximately $1.5 million by Tenant.

    As previously disclosed to stockholders, in connection with the consummation of the Greenery merger, the Company leased from HRP, a real estate investment trust, of which Messrs. Portnoy and Martin serve as trustees, five facilities located in Massachusetts and one in Pennsylvania, and HRP holds purchase money indebtedness of approximately $9.4 million on two facilities located in Michigan. HRP granted to the Company options to purchase any or all of the leased facilities, which may be exercised at a rate of not more than one facility in any twelve-month period, commencing on January 1, 1994 and continuing through December 31, 2003. On December 31, 1995, the Company exercised its option to purchase its leased facility in Slidell, Louisiana for the option price of $24.5 million. The Company paid HRP $5 million in cash and HRP provided ten-year purchase money financing of $19.5 million, bearing interest at an annual rate of 11% per annum.

    In connection with the Greenery merger and as previously disclosed to stockholders, B&G Partners Limited Partnership ("B&G"), an entity owned and/or controlled by Messrs. Martin and Portnoy, made and delivered to the Company, as successor to Greenery, its promissory note in the original principal amount of $20 million (the "B&G Note") in exchange for certain non-operating assets of Greenery. Interest accrues on the B&G Note at the lesser of 8% or 2.25% over the 6-month London Inter-Bank Offered Rate. Interest is payable semi-annualy. One-half of the payment of the B&G Note is guaranteed by each of Mr. Martin and Mr. Portnoy. The balance of the B&G Note as of August 10, 1995 was approximately $10,653,000. During fiscal 1995, Messrs. Portnoy and Martin paid approximately $2,347,490 in principal on the B&G Note by transferring shares of Common Stock to the Company and surrendering options to purchase shares of Common Stock. In addition, during fiscal 1995, B&G and Messrs. Martin and Portnoy paid about $720,849 in interest by transfering shares of Commmon Stock to the Company and making cash payments.

    Effective at the time of the merger with Greenery, the Company entered into a consulting agreement with Mr. Martin. Under the terms of the consulting agreement, Mr. Martin will serve as a consultant to the Company for a term of seven years, which began on February 11, 1994, the effective date of the merger. Mr. Martin's initial responsibilities have included consulting with the Company's senior management regarding the businesses and operations of Greenery. The Company will pay Mr. Martin for his consulting services during the term of the agreement at an annual rate of $175,000. Unless the consulting agreement is terminated as provided for therein, Mr. Martin's compensation thereunder will continue for the full term of the agreement notwithstanding his earlier death or disability. Mr. Martin is required under the terms of the agreement to devote up to 25% of his business time to his duties under the consulting agreement. He may without restriction participate in the business activities of HRP and its affiliates and he may pursue other business activities and opportunities unless those business activities and opportunities would be directly and materially detrimental to the businesses formerly operated by Greenery. In addition, until February 11, 1997, Mr. Martin is obligated under the consulting agreement not to initiate or expand any traumatic brain injury rehabilitation business, upon certain terms and conditions and subject to certain exceptions. Mr. Martin may terminate the consulting agreement at any time and the Company may terminate Mr. Martin's engagement for cause (as defined). In the event of any such termination by Mr. Martin or the Company, the Company will be obligated to pay Mr. Martin all accrued and unpaid compensation due under the consulting agreement, on a prorated basis, and all unreimbursed expenses and other amounts payable to Mr. Martin pursuant to the terms and conditions of any health insurance programs, disability plans and deferred compensation plans of the Company in which Mr. Martin is entitled to participate.

CERTAIN TRANSACTIONS AND OTHER MATTERS

    As previously disclosed to stockholders, on October 11, 1993, Albuquerque Centre Ltd., Co., a New Mexico limited liability company ("Albuquerque Centre"), bought the Albuquerque Centre Building in which Horizon leases space for its corporate offices. The members of Albuquerque Centre are Klemett L. Belt, Jr., Executive Vice President of Horizon, and his wife (together, 30.67% interest), Charles H. Gonzales, Senior Vice President of Horizon (5.34% interest), the adult children of Neal M. Elliott, Chairman and Chief Executive Officer of Horizon (33.33% interest),and two unrelated parties (together, 30.67% interest). Mr. Elliott was a member of Albuquerque Centre until he sold his 33.33% interest to his adult children in March 1995.

    At the time of purchase of the Albuquerque Centre Building, the previous owner assigned, as with all other leases, Horizon's lease to Albuquerque Centre. In turn, Albuquerque Centre assumed the previous owner's duties under Horizon's lease. Effective June 1, 1994, the Board of Directors of the Company authorized the Company to enter into a new office building lease with Albuquerque Centre (the "Office Lease"). Under the Office Lease, the Company leased 39,269 square feet from Albuquerque Centre for office usage and 1,701 square feet for inventory space. Rent for the office space is about $13.37 per square foot per year, which the Company believes is at or below market rent for comparable contiguous space in Albuquerque. Rent for the inventory space is about $6.00 per square foot per year. Thus, under the terms of the Office Lease, Horizon was obligated to pay Albuquerque Centre annual rent of about $535,000, plus its proportionate share of the Albuquerque Centre Building's common operating expenses. The lease expires on July 31, 2001. During fiscal 1995, Horizon paid approximately $589,300 in rental payments to Albuquerque Centre. On June 1, 1995, the Company and Albuquerque Centre entered into an Addendum to the Office Lease (the "Office Lease Addendum"). Under the terms of the Office Lease Addendum, the Company leased an additional 10,548 square feet from Albuquerque Centre. Rent for the new space under the Office Lease Addendum is about $15.90 per square foot per year. Thus, the Company now leases 49,817 square feet, or about 64% of the net rentable space in the Albuquerque Centre Building.

    On December 30, 1994, the Board of Directors of the Company approved the Company's purchase of usage of a Cessna/Citation III aircraft from AMI Aviation II, L.L.C., a Delaware limited liability company ("AMI II"). Neal M. Elliott owns 99% of the membership interests of AMI II. Under the aircraft usage agreement, the Company will purchase a minimum of 30 hours usage per month for $44,600 per month for a five year period, and will pay $1,500 per hour for usage over 20 hours in a month plus a monthly maintenance reserve of $250 per hour of usage. The Company believes that the amounts payable under this agreement are comparable to those it would pay to other third party vendors of similar aircraft services.

    The Company leases approximately 40,000 square feet of office and clinic space located in and around Mechanicsburg, Pennsylvania under leases with various partnerships (the "Office Leases"). The annual rent under the Office
Leases is approximately $427,000 per year, payable in equal monthly installments. Rocco A. Ortenzio, Robert A. Ortenzio and other members of their families are partners in all of these partnerships.

    Mr. Rocco Ortenzio agreed to become a director and Vice Chairman of Horizon's Board of Directors following the merger with CMS, and to provide consulting services to Horizon on an hourly basis at a rate of $300 per hour. See "-- Employment and Consulting Agreements." Mr. Rocco Ortenzio's employment agreement with CMS, under which he agreed to serve as CMS's Chairman and Chief Executive Officer, provided for a base salary of $400,000 per year and also provided for additional bonus compensation of 3% of CMS's consolidated pre-tax income (excluding extraordinary gains, losses or charges) in excess of $2.5 million per fiscal year. Pursuant to such agreement, if a "change in control" of CMS occurred and within one year thereafter Mr. Ortenzio's services were terminated for any reason other than for "cause" or if he terminated his employment for "good reason" (as these terms are defined in his employment agreement), his bonus payments would continue until December 31, 1998, the remainder of the contract term, and CMS would also be obligated to pay him an amount equal to his cash compensation for the preceding three years or, if less, three times his average annual cash compensation for the five fiscal years prior to the change in control. The merger constituted a change in control for purposes of this employment agreement.

    In evaluating the merger with CMS, Horizon's Board of Directors recognized that Mr. Rocco Ortenzio's bonus arrangement would, following such merger, require that CMS's current operations continue to be accounted for separately, which would be impractical in light of the companies' plans to realize many of the significant opportunities presented by the merger by combining certain aspects of their respective businesses. Accordingly, in order to remove the impediment that these contractual obligations might otherwise have on future operations, Mr. Ortenzio agreed on the value to be ascribed to the provisions relating to the termination without cause of his employment arrangements with CMS, including the bonus, in connection with the merger. Pursuant to the terms of such agreement, Rocco A. Ortenzio ceased to be an employee of CMS upon the consummation of the merger and received $3.7 million in satisfaction of the change in control provisions described above and also received $11.6 million in consideration for his execution of a non-compete agreement and in lieu of a bonus for periods after the merger. See "-- Employment and Consulting Agreements."

    In addition, pursuant to his employment arrangements with CMS, Rocco A. Ortenzio's outstanding unvested options to purchase 800,000 shares of CMS's common stock (which, by virtue of the merger with CMS, converted into options to purchase 431,760 shares of Common Stock) became fully vested. Rocco Ortenzio's existing term life insurance policy was also converted into a whole life policy pursuant to a split-dollar arrangement with CMS.

    Horizon has agreed to indemnify Mr. Rocco Ortenzio for any taxes, interest and penalties resulting from a determination that any of the above described payments to him constitute an "excess parachute payment" for purposes of Section 280G and Section 4999 of the Internal Revenue Code of 1986, as amended.

    In December 1992, CMS loaned Rocco A. Ortenzio $2,362,500 to fund the exercise of stock options and $2,185,787 to fund the payment of federal withholding taxes in connection with such option exercises. Also in December 1992, CMS loaned Robert A. Ortenzio $529,791 to fund the payment of federal withholding taxes in connection with the exercise of stock options. All of the above loans bear interest at the applicable federal rate, as adjusted every six months, and are payable on demand or, if earlier, upon the sale of CMS stock (Common Stock, as a result of the merger with CMS) acquired upon exercise of the options to which the loans relate. As of July 31, 1995, no principal payments had been made on the loans. The tax loans relating to options exercised under the CMS 1986 Stock Option Plan are authorized under that plan. The remaining loans were authorized by the CMS Board as an inducement for Rocco A. Ortenzio to exercise his non-qualified options during calendar year 1992 so Rocco A. Ortenzio and CMS could avoid possible adverse tax consequences relating to such option exercises under proposed tax legislation contemplated at the time for adoption in calendar year 1993.

    In April 1994, the Company acquired Advanced Cardiovascular Technology, Inc. ("ACT"). Prior to such acquisition, Klemett L. Belt, Jr., Executive Vice President and a Director of the Company, had loaned ACT approximately $400,000, which was evidenced by a convertible subordinated debenture, and held an option, expiring in 1996, to acquire an additional 25% ownership interest in ACT for a purchase price of $1,300,000. Upon the closing of the acquisition of ACT, Horizon funded ACT with sufficient amounts to allow ACT to pay in full to Mr. Belt the $400,000 and Horizon purchased Mr. Belt's option for a cash payment at the closing of $100,000. An additional cash payment of $100,000 will be paid by Horizon to Mr. Belt if and when ACT achieves pre-tax earnings of $6 million within the first three years of Horizon ownership. ACT did not meet such target in the first year subsequent to the acquisition.

    During fiscal 1995, CMS was a party to various contracts with Commercial Construction Company, Inc. ("CCI") and companies affiliated with CCI (collectively, the "CCI Companies") pursuant to which CCI acted as general contractor for the construction of one of CMS's rehabilitation hospitals and whereby CMS purchased various other development and maintenance services, equipment, furniture and supplies for its rehabilitation facilities. The CCI Companies are wholly owned by John Ortenzio, who is the son of Rocco A. Ortenzio and brother of Robert A. Ortenzio. In fiscal 1995, CMS made payments to the CCI Companies aggregating approximately $7,684,000 under these contracts. The payments covered the CCI Companies' costs of construction materials and labor, upgrades of existing facilities, construction sub-contractor fees, costs of hospital equipment provided, service fees, overhead and profits. The payments relate to construction services at one hospital and fees for services provided at 34 hospitals.

    LeRoy S. Zimmerman, a director of the Company, is a partner in the law firm of Eckert, Seamans, Cherin & Mellott, which provides legal services to the Company. The Company now leases approximately 14,000 square feet of office space located in Mechanicsburg, Pennsylvania from Mr. Zimmerman. The annual rental under the lease is approximately $152,000 per year, payable in equal monthly installments.

    Each director and each officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is required by Section 16(a) of the Exchange Act to report to the SEC by a specified date, his transactions in the Company's securities. During fiscal 1995, Mr. Schofield filed his Initial Statement of Beneficial Ownership of Securities on Form 3 after the due date for such report. Mr. Elliott failed to report his gift of 17,500 shares of Common Stock to a charitable remainder trust of which Mr. Elliott and his wife hold a remainder beneficial interest on his otherwise timely filed Form 5 for fiscal 1995. Such gift was reported on an amended Form 5 subsequent to the due date for such report.

                             EXECUTIVE COMPENSATION

    The following table sets forth annual and long-term compensation for services in all capacities to the Company for the fiscal years ended May 31, 1995, 1994 and 1993, of the Chief Executive and those persons who were, for the fiscal year ended May 31, 1995, the other four most highly compensated executive officers of the Company (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                          AWARDS
                                                                                      --------------
                                                        ANNUAL COMPENSATION             SECURITIES
                                                ------------------------------------    UNDERLYING      ALL OTHER
NAME &                                                        SALARY                  OPTIONS/(SARS)  COMPENSATION
PRINCIPAL POSITION                                YEAR        ($)(1)      BONUS ($)     (SHS.)(2)        ($)(3)
- ----------------------------------------------  ---------  ------------  -----------  --------------  -------------
Neal M. Elliott...............................       1995   $  487,500   $   100,000        100,000    $   163,264
 Chairman of the Board, President                    1994      433,750        50,000        100,000        140,508
 and Chief Executive Officer                         1993      379,000             0              0        104,806
Klemett L. Belt, Jr...........................       1995   $  268,750   $    60,000         40,000    $    83,436
 Executive Vice President                            1994      242,500        50,000         30,000        102,030
                                                     1993      216,700             0              0         55,585
Michael A. Jeffries...........................       1995   $  218,750   $    50,000         40,000    $     8,876
 Senior Vice President -- Operations                 1994      183,750        40,000         25,000          7,484
                                                     1993      132,500        25,000              0          4,580
Charles H. Gonzales...........................       1995   $  178,750   $    40,000         40,000    $     8,106
 Senior Vice President -- Subsidiary                 1994      151,250        30,000         25,000          7,525
 Operations                                          1993      123,300        19,500              0          2,785
Ernest A. Schofield...........................       1995   $  140,000   $    25,000         25,000    $     5,939
 Senior Vice President, Treasurer                    1994      105,500        20,000         15,000          4,830
 and Chief Financial Officer                         1993       89,625        17,000          8,000          3,346

- ------------------------
(1) Amounts shown include cash compensation earned by the Named Officers, including amounts deferred at the election of any of such officers.

(2)  No grants of stock appreciation rights have been made.

(3)  For fiscal 1995, all other compensation includes:

    (i) Amounts accrued for retirement benefits for Messrs. Elliott and Belt, in the amounts of $138,981 and $56,421, respectively, pursuant to the terms of their respective employment agreements (see "Employment Agreements" below).

    (ii) Company matching of employee contributions under a deferred compensation arrangement as follows: Mr. Elliott -- $19,500; Mr. Belt -- $10,750 ; Mr. Jeffries -- $5,469; Mr. Gonzales -- $7,150; and Mr.
         Schofield -- $5,600.

    (iii) Payments under an officers' medical plan: Mr. Elliott -- $2,533; Mr. Belt -- $14,825; Mr. Jeffries -- $2,897; Mr. Gonzales -- $626 and Mr. Schofield -- $35.

    (iv) Dollar value of life insurance premiums paid by the Company with respect to term group life insurance for Mr. Elliott -- $2,250; Mr. Belt -- $1,440; Mr. Jeffries -- $510; Mr. Gonzales -- $330 and Mr. Schofield -- $304.

OPTION GRANTS

    The following is information with respect to grants of options in fiscal 1995 pursuant to the Company's Employee Stock Option Plan to the Named Officers. No stock appreciation rights were granted under those plans in fiscal 1995.

                                                                                                POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                                 ------------------------------------------------------------      ANNUAL RATE OF
                                    NUMBER OF       % OF TOTAL                                      STOCK PRICE
                                   SECURITIES       OPTION/SARS                                     APPRECIATION
                                   UNDERLYING       GRANTED TO       EXERCISE                   FOR OPTION TERM (2)
                                   OPTION/SARS     EMPLOYEES IN       OR BASE     EXPIRATION   ----------------------
NAME                             GRANTED (#)(1)     FISCAL 1995    PRICE ($/SH.)     DATE          5%         10%
- -------------------------------  ---------------  ---------------  -------------  -----------  ----------  ----------
Neal M. Elliott................       100,000             8.65%      $   23.75     3/13/2005   $1,493,625  $3,785,138
Klemett L. Belt, Jr............        40,000             3.46%          23.75     3/13/2005      597,450   1,514,055
Michael A. Jeffries............        40,000             3.46%          23.75     3/13/2005      597,450   1,514,055
Charles H. Gonzales............        40,000             3.46%          23.75     3/13/2005      597,450   1,514,055
Ernest A. Schofield............        25,000             2.16%          23.75     3/13/2005      373,406     946,285

- ------------------------------
(1) No grants of stock appreciation rights have been made. Options granted to the Named Officers vest in one-third increments annually beginning on the first anniversary of the date of grant.

(2) The dollar amounts under these columns represent the potential realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant to the expiration date at the 5% and 10% annual rates of return prescribed by the SEC. These calculations are not intended to forecast possible future appreciation, if any, of the price of Common Stock.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth information concerning each exercise of stock options during fiscal 1995 by the Named Officers and with respect to the unexercised options to purchase Common Stock granted under the Company's Employee Stock Option Plan to the Named Officers and held by them at May 31, 1995.

                                                                     NUMBER OF              VALUE OF UNEXERCISED
                                                               SECURITIES UNDERLYING            IN-THE-MONEY
                                                              UNEXERCISED OPTIONS/SARS          OPTIONS/SARS
                                 SHARES                          AT MAY 31, 1995(#)        AT MAY 31, 1995($)(1)
                              ACQUIRED ON   VALUE REALIZED   --------------------------  --------------------------
NAME                          EXERCISE (#)        ($)        EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
- ----------------------------  ------------  ---------------  -----------  -------------  -----------  -------------
Neal M. Elliott.............       --             --            233,334       166,666     $3,063,671   $   433,329
Klemett L. Belt, Jr.........       --             --            110,000        60,000     1,488,500        130,000
Michael A. Jeffries.........       --             --             18,334        56,666       180,471        108,329
Charles H. Gonzales.........       --             --             46,536        56,666       545,792        108,329
Ernest A. Schofield.........       --             --             11,723        37,666       115,157         88,994

- ------------------------------
(1) Dollar values are calculated based on the difference between the option exercise price and the closing price of the Common Stock on the NYSE Composite Tape on May 31, 1995 ($18.25).

DIRECTORS COMPENSATION

    Non-employee directors of the Company receive an annual retainer of $10,000, payable quarterly. The Company also maintains a non-qualified stock option plan for its non-employee directors (the "Directors Plan"). The Directors Plan provides for the annual issuance to each non-employee director of a non-qualified option to purchase 4,000 shares of Common Stock. The Directors Plan is currently administered by the Board; however, the Board may appoint a committee consisting of not less than two Board members to administer the Directors Plan. Options granted under the Directors Plan generally are for a term of ten years and vest in three equal annual installments commencing one year after the date of grant. The options are not assignable or transferable. Options are granted with an exercise price equal to the closing trading price of the Common Stock on the New York Stock Exchange on the date of grant or on the next trading day in the event the Common Stock is not traded on the date of grant.

    As discussed under Proposal 6 herein, the stockholders will be asked at the Annual Meeting to approve the Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan (the "1995 Directors Plan"). If approved, no further awards will be granted under the Directors Plan on or after the date of the Annual Meeting. Under the 1995 Directors Plan, each non-employee director in office at the date of each annual meeting or elected at such meeting shall receive a non-statutory stock option exercisable for 7,000 shares of Common Stock, with a purchase price per share equal to the fair market value on the date of grant, valid for a term of ten years and vesting in one-third increments on each of the subsequent three anniversaries of the date of grant. The options are not transferable except by will, laws of descent and distribution or by a qualified domestic relations order. See "Proposal 6 -- To Approve the Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan" below.
EMPLOYMENT AND CONSULTING AGREEMENTS

    The Company has employment agreements with Messrs. Elliott and Belt, which automatically renew on January 1 of each year for an additional year, subject to earlier termination by the Company and Messrs. Elliott and Belt, respectively, under certain conditions. The agreements currently provide for annual salaries to Messrs. Elliott and Belt of $385,000 and $220,000, respectively, subject to annual increases to be determined at the discretion of the Compensation Committee. In September 1994, the Compensation Committee increased the base salaries of Messrs. Elliott and Belt for fiscal 1995 to $500,000 and $275,000, respectively, and provided them with bonuses for the fiscal 1995 in the amounts of $100,000 and $60,000, respectively. Each of the employment agreements provide for maximum retirement benefits of 50% of the individual's highest annual base salary during the employment period, reduced by all amounts payable under federal social security or any Company retirement plan. The actual retirement benefit payable is equal to 5% of the individual's highest annual salary multiplied by the number of years of service to the Company. Each agreement also provides for a death benefit to the surviving spouse or minor children in an amount equal to one-half of the retirement benefit payable at the death of the individual (whether before or after retirement). Each employment agreement also provides for disability benefits in an amount equal to 50% of the annual base salary at the time of any disability, reduced by any disability insurance benefits paid. Under each employment agreement, disability payments are payable until recovery from the disability or until the individual reaches age 65. Each agreement provides that, upon termination of the agreement by the Company without cause, or by Mr. Elliott or Mr. Belt with cause (which includes a change in control of the Company followed by a material limitation of the individual's duties and powers or demotion or removal from the Board of Directors), Mr. Elliott or Mr. Belt, as the case may be, shall receive severance pay in an amount equal to two years of the individual's annual base salary then in effect. In addition to such severance compensation, all options, warrants, stock bonuses and similar awards held by the individual shall immediately vest. Upon termination by Horizon for cause or termination by the individual without cause, Mr. Elliott or Mr. Belt, as the case may be, receives no severance compensation.

    Robert A. Ortenzio, the President and Chief Operating Officer of CMS, became Executive Vice President of Horizon and a member of its Board of Directors in July of 1995. At that time, he entered into an employment agreement with Horizon containing terms and conditions (including current salary of at least $431,000 per year) substantially similar to those in his previous employment agreement with CMS. This agreement was in lieu of his existing arrangements and agreements with CMS. The agreement provides for a retirement benefit equal to 5% of Robert
A. Ortenzio's highest annual base salary during his employment by Horizon multiplied by his number of years of service, determined as described below. This retirement benefit is subject to a maximum of 50% of Robert A. Ortenzio's highest annual base salary during his employment with Horizon, reduced by all amounts payable under federal social security or any Horizon retirement plan. For purposes of this calculation, Robert A. Ortenzio will be granted full credit for service retroactive to March 1986. The Employment Agreement also provides for a death benefit to his surviving spouse or minor children in an amount equal to one-half of the retirement benefit payable at his death (whether before or after retirement).

In addition, the agreement provides for disability benefits in an amount equal to 50% of the annual base salary at the time of any disability, reduced by any disability insurance benefits paid. Under the agreement, disability payments will be payable until recovery from the disability or until he reaches age 65. The agreement provides that, upon termination of the agreement (i) by Horizon without cause, (ii) by Robert A. Ortenzio after 18 months following the effective time of the merger with CMS or (iii) by Robert A. Ortenzio prior to such date but after a material diminution or limitation of his duties and powers or demotion or removal from the Board of Directors, or in certain other circumstances, Robert A. Ortenzio will receive severance pay generally equal to the aggregate of his cash compensation for the preceeding three years. In addition to such severance compensation, all options, warrants, stock bonuses and similar awards held by Robert A. Ortenzio will immediately vest. Upon termination by Horizon for cause or termination by Robert A. Ortenzio under other circumstances, Robert A. Ortenzio will receive no severance compensation.

    In connection with the merger with CMS and the termination of Rocco A. Ortenzio's employment arrangements with CMS, Horizon and Mr. Ortenzio entered into a Consulting Agreement. As compensation for the consulting and advisory services to be rendered by Mr. Ortenzio under such agreement, Mr. Ortenzio will receive a consulting fee of $300 per hour, plus out-of-pocket expenses. Horizon has agreed to pay Mr. Ortenzio a retainer of $50,000 per year, payable monthly in advance, and consulting fees earned by Mr. Ortenzio in each calendar year will be credited against the retainer. The agreement is for a term of two years, commencing on July 10, 1995, however, the agreement will be automatically extended for an additional one year period unless notice is given three months prior to the end of the then-current term by either party to the agreement. As consideration for the payment described under "-- Certain Transactions and Other Matters" and for payment of consulting fees under the Consulting Agreement, Mr. Ortenzio has agreed to be bound by certain noncompetition covenants for the term of the Consulting Agreement. Pursuant to the Consulting Agreement, Horizon has also agreed to reimburse Mr. Ortenzio for the cost of medical and dental insurance and has agreed that for so long as Mr. Ortenzio is a director of Horizon, Horizon will cause him to be elected as Vice Chairman of the Board of Directors and as a member of the Executive Committee of the Board.

COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company has been and plans in the foreseeable future to continue an aggressive expansion program to provide a foundation in the upcoming years for the Company's long-term performance. The Company's success in implementing this expansion program and the Company's overall strategic business plan depends in large part on the Company's ability to attract and retain qualified, highly motivated executive officers and key employees.

    The Company's historic executive compensation policies have been designed to provide recognition and reward for the Company's successful performance and an individual executive's responsibility and contribution to such performance. Traditionally, the measure of such contributions by this Committee has not been tied to specific performance criteria but instead has been measured subjectively. The Company attempts to provide its executives with compensation opportunities that are competitive, particularly in terms of base salary, with that provided to executives who hold comparable positions in other companies in the health care industry. The peer group used by this Committee in comparing compensation is a group of health care companies consisting of the companies named under the heading "Shareholder Return Performance Presentation."
    This Committee does not currently intend to award compensation that would result in a limitation on the deductibility of a portion of such compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); however, this Committee may in the future decide to authorize compensation in excess of the limits of Section 162(m) if it determines that such compensation is in the best interests of the Company.

    During fiscal 1995, the Compensation Committee in particular considered the significant increase in management responsibilities and work load created as a result of the merger with Greenery, the peopleCARE acquisition, the attempted acquisition of Hillhaven and the other recent acquisitions consummated by the Company. Additional considerations included the contributions and potential of each member of senior management, the base salary and bonuses of the executive officers over the past three years and anticipated increases in management responsibility in the future.

    During fiscal 1995, the Stock Option Committee in particular considered the operating performance of the Company over the prior fiscal year, the significant increase in management responsibilities and work load created as a result of the merger with Greenery, the peopleCARE acquisition, the Company's continued expansion of its long-term care business, the Company's continued expansion of its specialty health care services in both existing businesses and new lines of business and the attempted acquisition of Hillhaven. The Stock Option Committee also considered the contributions and potential of each member of senior management, the base salary and bonuses of the executive officers over the past three years and anticipated increases in management responsibility in the future.

    The base salary and bonus of and stock options granted to Mr. Elliott, Chief Executive Officer of the Company, are based on the above described policies and acknowledgment of Mr. Elliott's over-all responsibility for implementation of the Company's substantial growth and strategic business plan. In fiscal 1995, the Compensation Committee determined to increase Mr. Elliott's base salary from $450,000 per year to $500,000 per year and to award him a $100,000 bonus and options to purchase 100,000 shares of Common Stock in light of the considerable increases in Mr. Elliott's responsibilities resulting from the merger with Greenery, the peopleCARE acquisition, the attempted acquisition of Hillhaven and other recent acquisitions consummated by the Company.
                                        COMPENSATION/STOCK OPTION COMMITTEE
                                        Frank M. McCord
                                        Russell L. Carson
                                        Bryan C. Cressey
                                        Barry M. Portnoy

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

    The performance graph shown below was prepared using data from the Standard and Poor's Compustat Database for use in this Proxy Statement. As required by applicable rules of the SEC, the graph was prepared based upon the following assumptions:

    1. $100 was invested in Common Stock, the S&P 500 Composite Index and the Peer Group (as defined below) on June 1, 1990.

    2. Peer Group investment is weighted based on the market capitalization of each individual company within the Peer Group at the beginning of each year.

    3.  Dividends are reinvested on the ex-dividend dates.

    The companies that comprise the Company's Peer Group are as follows: Beverly Enterprises, Inc., Manor Care, Inc., Genesis Health Ventures, Inc., GranCare, Inc., Health Care Retirement Corporation, The Hillhaven Corporation, Integrated Health Services, Inc. and Living Centers of America, Inc. (collectively, the "Peer Group").

                         HORIZON HEALTHCARE CORPORATION
                           COMPARATIVE TOTAL RETURNS
                          JUNE 1, 1990 -- MAY 31, 1995

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG HORIZON HEALTHCARE CORPORATION, S&P 500 INDEX AND PEER GROUP** (INFORMATION COMPILED AND PREPARED BY ZACK'S INVESTMENT RESEARCH, INC.)

                                   [GRAPHIC]

                                              6/01/90    5/31/91    5/31/92    5/31/93    5/31/94    5/31/95
                                             ---------  ---------  ---------  ---------  ---------  ---------
Horizon Healthcare Corporation.............  $  100.00  $  171.43  $  228.57  $  514.29  $  947.62  $  695.24
S&P 500 Composite Index....................  $  100.00  $  111.79  $  122.81  $  137.06  $  142.90  $  171.75
Peer Group.................................  $  100.00  $  180.72  $  168.60  $  254.86  $  315.08  $  344.67

    Assumes $100 invested on June 1, 1990 (or an intervening date if the Peer Group company was not traded at such date) in Common Stock, the S&P 500 Index and Peer Group.

     * Total Return assumes the reinvestment of dividends.

    ** Fiscal year ending May 31.

  PROPOSAL 3 -- TO APPROVE THE AMENDMENT TO THE HORIZON HEALTHCARE CORPORATION
                           EMPLOYEE STOCK OPTION PLAN

    At the Annual Meeting, the stockholders will be asked to approve an amendment (the "Employee Amendment") to the Company's Employee Stock Option Plan, as amended (the "Employee Plan"), to provide for immediate vesting of all outstanding options under the Employee Plan held by an optionee who is subject to Section 16 of the Exchange Act (a "Section 16 Person") upon the death of such optionee. The Amendment was unanimously approved by the Board on September 12, 1994.

    If the Horizon/CMS Healthcare Corporation 1995 Stock Incentive Plan is approved by the stockholders of the Company at the Annual Meeting (see Proposal 4 below), then the Company will terminate the Employee Plan and no additional options will be granted thereunder on or after the date of the Annual Meeting.

    Below is a summary of the primary features of the Employee Amendment and the Employee Plan. A copy of the Employee Amendment is attached hereto as Appendix A, and a copy of the Employee Plan is available upon a stockholder's written request to the Company at 6001 Indian School Road, N.E., Suite 530, Albuquerque, New Mexico 87110, Attention: Secretary.

DESCRIPTION OF THE EMPLOYEE AMENDMENT

    Prior to the Employee Amendment, options granted under the Employee Plan vest over a three year term, with one-third vesting on each anniversary of the date of grant. Unlike many option plans, however, the Employee Plan did not provide for immediate vesting upon the death of the optionee. Instead, the Employee Plan provided that, upon the death of an optionee, an option granted under the Employee Plan could be exercised by the optionee's executors, administrators, heirs or distributees, as the case may be, at any time within one year after the date of such death, but only as to the number of shares the optionee was entitled to exercise as of the date of his or her death.

    The Employee Amendment provides that, in the event of the death of an optionee who is not a Section 16 Person, all of such optionee's outstanding options under the Employee Plan, whether vested or not, will become immediately exercisable in full. Pursuant to the Employee Plan, each such option will remain exercisable until the earlier of the expiration date of such option or the expiration of one year after the date of the optionee's death. If the stockholders approve the Employee Amendment at the Annual Meeting, an optionee who is a Section 16 Person will be treated in the same manner as an optionee who is not a Section 16 Person upon his or her death. The full vesting of stock options upon an employee's death is a provision commonly found in the stock option plans of other publicly held corporations.

NUMBER OF SHARES SUBJECT TO THE EMPLOYEE PLAN

    The number of shares of Common Stock issuable pursuant to the Employee Plan, together with the number of shares subject to all other Company plans, cannot exceed 10% of the total number of authorized shares of the Company. Shares subject to expired options are not counted against the number of shares available under the Employee Plan.

ADMINISTRATION

    The Employee Plan is administered by a committee appointed by the Board from among its non-employee members (the "Administrative Committee"). The Administrative Committee has full authority, subject to the terms of the Employee Plan, to establish rules and regulations for the proper administration of the Employee Plan and to determine the employees to whom options will be granted, the number of shares to be covered by each option, and the term of each option.

ELIGIBILITY

    Options under the Employee Plan may be granted to management and other key employees of the Company (including employees who are directors of the Company) who, in the judgment of the Administrative Committee, will perform services of special importance to the Company in the management, operation and development of its business.

OPTION AWARDS

    Under the terms of the Employee Plan, the Administrative Committee determines the number of shares to be covered by an option granted to an eligible employee. Options granted under the Employee Plan are not intended to constitute "incentive stock options" within the meaning of section 422 of the Code. The exercise price for shares purchased pursuant to an option granted under the Employee Plan is the closing trading price of the shares of Common Stock subject to the option on the date the option is granted or on the next business day on which a trade occurs if a trade does not occur on the date of grant. No option is exercisable after the expiration of ten years from the date it is granted or such shorter period of time as may be determined by the Administrative Committee at the time of grant.

EXERCISE OF OPTIONS

    As described above, options under the Employee Plan generally vest in one-third increments upon each of the first, second and third anniversaries of the date of grant.

TERMINATION OF EMPLOYMENT

    Options granted under the Employee Plan are not transferable by the option holder except by will or by the laws of descent and distribution. Options are exercisable during the lifetime of the optionee only while he or she is an employee of the Company or, except in the event of death or disability, within sixty days after his or her employment with the Company terminates. If an optionee's employment terminates by reason of disability, the option is exercisable until the earlier of the date which is one year after the date of such termination or the expiration of the original term of such option, but only as to the number of shares the optionee was entitled to exercise as of the date of such termination of employment. If the employment of an optionee who is not a
Section 16 Person terminates by reason of death, the option will become fully vested and may be exercised until the earlier of the expiration date of such option or the expiration of one year after the date of the optionee's death. If the Employee Amendment is approved, optionees who are Section 16 Persons will be treated in the same manner as optionees who are not Section 16 Persons in the event of death.

FEDERAL INCOME TAX ASPECTS OF THE EMPLOYEE PLAN

    As a general rule, no federal income tax is imposed on the optionee upon the grant of an option under the Employee Plan and the Company is not entitled to a tax deduction by reason of such a grant. Generally, upon the exercise of an option such as those under the Employee Plan, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon such exercise, the Company may generally claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of such an option, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of such an option are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of an option.

    The Employee Plan is not qualified under section 401(a) of the Code.

    The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the Employee Plan. No consideration has been given to the effects of state, local, or other tax laws on the Employee Plan or an optionee.

INAPPLICABILITY OF ERISA

    Based upon current law and published interpretations, the Company does not believe the Employee Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

DISCONTINUANCE OR AMENDMENT

    The Administrative Committee at any time, and from time to time, may suspend or discontinue the Employee Plan or amend it in any respect as permitted by applicable law, provided that no amendment, modification, or termination may adversely affect the rights of any holder of an outstanding option, or any unexercised portion thereof, without the optionee's consent.

VOTE REQUIRED

    The proposal to approve the Employee Amendment requires the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, an abstention would have the same effect as a vote against the proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE EMPLOYEE AMENDMENT.

        PROPOSAL 4 -- TO APPROVE THE HORIZON/CMS HEALTHCARE CORPORATION
                           1995 STOCK INCENTIVE PLAN

    At the Annual Meeting, the stockholders will be asked to approve the Horizon/CMS Healthcare Corporation 1995 Stock Incentive Plan (the "1995 Plan"), a copy of which is attached hereto as Appendix B. The 1995 Plan was unanimously approved by the Board on August 28, 1995, subject to stockholder approval at the Annual Meeting. The 1995 Plan is designed to enable the Company and its subsidiaries to provide a means to attract able employees and to provide a means whereby those employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the 1995 Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the 1995 Plan provides for granting (a) "incentive stock options" as defined in Section 422 of the Code, (b) stock options that do not constitute incentive stock options ("non-statutory stock options"), and (c) shares of the Company's Common Stock, which are subject to forfeiture under the circumstances specified by the administrative committee of the 1995 Plan at the time of award of such shares ("restricted stock").

    Below is a summary of the terms of the 1995 Plan. Such summary is qualified in its entirety by reference to the full text of the 1995 Plan, which is attached hereto as Appendix B.

NUMBER OF SHARES SUBJECT TO THE 1995 PLAN

    The aggregate maximum number of shares authorized to be issued under the 1995 Plan pursuant to grants of stock options or restricted stock is 5,000,000 shares of Common Stock. The aggregate maximum number of shares of Common Stock which may be the subject of stock options or restricted stock awards granted to any one individual during the term of the 1995 Plan may not exceed 5,000,000 shares. In each case, these numbers may be adjusted upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure.

ADMINISTRATION

    The 1995 Plan is administered by a committee (the "Committee") appointed by the Board, constituted so as to comply with Rule 16b-3 under the Exchange Act, and constituted solely of two or more outside directors. No member of the Committee is eligible to receive a stock option or an award of restricted stock under the 1995 Plan, and no person who has received a stock option or an award of restricted stock under the 1995 Plan in the preceding year may serve on the Committee.

    The Committee has full authority, subject to the terms of the 1995 Plan, to establish rules and regulations for the proper administration of the 1995 Plan, to select the persons to whom awards of stock options or restricted stock are granted, and to set the date of grant and the other terms of the awards. When granted awards, the Committee considers such factors as an employee's duties and present and potential contributions to the Company's success.

ELIGIBILITY

    All of the employees of the Company and its subsidiaries (including an employee who may also be a director of any such company) are eligible to participate in the 1995 Plan. The selection of employees, from among those eligible, who will receive stock options or restricted stock awards. or any combination thereof, is within the discretion of the Committee.

TERM OF 1995 PLAN

    If approved, the 1995 Plan will be effective as of August 28, 1995, the date of its adoption by the Board. No further awards may be granted under the 1995 Plan after August 27, 2005, and the 1995 Plan will terminate thereafter once all awards have been satisfied or expired. The Board of Directors may, however, terminate the 1995 Plan at any time without prejudice to the holders of any then outstanding options.

STOCK OPTIONS

    a. TERM OF OPTION. The term of option will be as specified by the Committee at the date of grant (but no more than 10 years in the case of incentive stock options). The effect of an employee's termination of employment by reason of death, retirement, disability or otherwise will be specified in the option contract which evidences each option grant.

    b.   OPTION PRICE.  The option price will be determined by the Committee and
(i) in the case of the incentive stock options, will be no less than the fair market value of the shares on the date that the option is granted, and (ii) in the case of non-statutory stock options, will be no less than 50% of the fair market value of the shares on the date that the option is granted.

    c. SPECIAL RULES FOR CERTAIN STOCKHOLDERS. If an incentive stock option is granted to an employee who then owns, directly or by attribution under the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or a subsidiary, the term of the option will not exceed five years, and the option price will be least 110% of the fair market value of the shares on the date that the option if granted.

    d. SIZE OF GRANT. The number of shares for which an option is granted to an employee will be determined by the Committee.

    e. STATUS OF OPTION. The status of each grant of options as an incentive stock option or non-statutory stock option will be designated by the Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which incentive stock options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be non-statutory stock options.

    f. PAYMENT. The option price upon exercise may, at the discretion of the Committee, be paid by an employee in cash, other shares of Common Stock owned by the employee, or by a combination of cash and Common Stock. Additionally, stock appreciation rights may be granted to eligible employees, in conjunction with incentive stock options or non-statutory stock options. Stock appreciation rights give the holder, among other things, the right to a payment in cash, Common Stock, or a combination thereof, in an amount equal to the difference between the fair market value of the Common Stock at the date of exercise and the option exercise price. The 1995 Plan also allows the Committee, in its discretion, to direct the Company to loan to an optionee the funds necessary to pay all or any portion of the option exercise price and related tax withholding obligations owed by the optionee to the Company upon exercise of an option.

    g.   OPTION CONTRACT.   All options will be  evidenced by a written contract
containing provisions consistent with the 1995 Plan and such other provisions as the Committee deems appropriate.

    h. TRANSFERABILITY. No option is transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and only the employee or his guardian or legal representative may exercise any option during the employee's lifetime.

RESTRICTED STOCK

    a. FORFEITURE. Pursuant to a restricted stock award, shares of Common Stock will be issued or delivered to the employee at the time the award is made without any payment to the Company (other than for any payment amount determined by the Committee in its discretion or the possible requirement that the par value per share be paid), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit such shares to the Company as may be determined in the discretion of the Committee. The restrictions on disposition may lapse based on (i) the Company's attainment of targets established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, or (7) the return on stockholders' equity achieved by the Company, (ii) the employee's tenure with the Company, or
(iii) a combination of both factors. Upon the issuance to an employee of shares of Common Stock pursuant to a restricted stock award, except for the foregoing restrictions, such employee will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. The Committee will determine the effect of the termination of employment of a recipient of restricted stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

    b.   TRANSFERABILITY.   If restricted stock  is voluntarily or involuntarily
transferred by the employee at any time before it becomes nonforfeitable, such restricted stock is immediately forfeited and canceled.

    c. OTHER TERMS AND CONDITIONS. The Committee may establish other terms and conditions for the issuance of restricted stock under the 1995 Plan.

CORPORATE CHANGE

    The 1995 Plan provides that, upon a Corporate Change (as hereinafter defined), the Committee may accelerate the vesting of options, cancel options and make payments in respect thereof in cash, adjust the outstanding options as appropriate to reflect such Corporate Change, or provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. Upon the occurrence of a Corporate Change, the Committee may fully vest any restricted stock awards then outstanding and, upon such vesting, all restrictions applicable to such restricted stock will terminate. The 1995 Plan provides that the Corporate Change occurs (a) if the Company is dissolved and liquidated, (b) if the Company is not the surviving entity in any merger or consolidation, (c) if the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of all outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board of Directors.

AMENDMENTS

    The Board of Directors may from time to time amend the 1995 Plan; however, no amendment which modifies the class of eligible employees, increased the number of shares of Common Stock authorized or available under the 1995 Plan, extends the duration of the 1995 Plan, changes the minimum option exercise price, or materially increases the benefits accruing to employees may be adopted without the prior approval of the stockholders of the Company.

FEDERAL INCOME TAX ASPECTS OF THE 1995 PLAN

    NON-STATUTORY STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. As general rule, no federal income tax is imposed on the optionee upon the grant of a non-statutory stock option such as those under the 1995 Plan (whether or not including a stock appreciation right) and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a non-statutory stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received plus the fair market value of the shares distributed to the optionee. Upon the exercise of a non-statutory stock option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized to the optionee assuming any federal income tax withholding requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a non-statutory stock option or a stock appreciation right, any appreciation after the date of exercise should qualify as capital gain. If the shares received upon the exercise of an option or a stock appreciation right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and the Company's tax deduction (assuming any federal income tax withholding requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restrictions imposed on officers, directors and 10% shareholders by Section 16(b) of the Exchange Act is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a non-statutory stock option or stock appreciation right.

    INCENTIVE STOCK OPTIONS. The incentive stock options under the 1995 Plan are intended to constitute "incentive stock options" within the meaning of
Section 422 of the Code. Incentive stock options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an incentive stock option if the optionee does not dispose of shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised (collectively, the "holding period"). In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an incentive stock option, the difference between the fair market value of the stock on the date of exercise and the exercise price must be included in the optionee's alternative minimum taxable income. However, if the optionee exercises an incentive stock option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

    Upon disposition of the shares received upon exercise of an incentive stock option after the holding period, any appreciation of the shares above the exercise price constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an incentive stock option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

    RESTRICTED STOCK. An employee who has been granted restricted stock under the 1995 Plan will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. Upon expiration of the forfeiture restrictions (i.e., as shares become vested), the holder will realize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount,if any, paid for such shares, and, subject to the application of Section 162(m) of the Code as discussed below, the Company will be entitled to a corresponding deduction. Dividends paid to the holder during the period that the forfeiture restrictions apply will also be compensation to the employee and deductible as such by the Company. Notwithstanding the foregoing, the recipient of restricted stock may elect to be taxed at the time of grant of the restricted stock based upon the fair market value of the shares on the date of the award, in which case
(a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the forfeiture restrictions lapse.

    SECTION 162(M) OF THE CODE. Section 162(m) of the Code, which was enacted in 1993, precludes a public corporation from taking a deduction in 1994 or subsequent taxable years for compensation in excess of $1 million paid to is chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. The Internal Revenue Service issued proposed regulations implementing this legislation in December 1993 and amended the proposed regulations in December 1994. The regulations have not yet become final. Based on Section 162(m) of the Code and the proposed regulations thereunder, the Company's ability to deduct compensation income generated in connection with the exercise of stock options granted under the 1995 Plan that have an exercise price equal to or greater than the fair market value of the shares on the date of grant should not be limited by Section 162(m) of the Code. However, Section 162(m) of the Code could limit the Company's deduction with respect to compensation income generated in connection with the exercise of an option that had an exercise price less than the fair market value of the shares on the date of grant. The 1995 Plan has been designed to provide flexibility with respect to whether restricted stock awards will qualify as performances-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the forfeiture restrictions relating to a restricted stock award are based solely upon the satisfaction of one of the performance criteria set forth in the 1995 Plan, then the Company believes that the compensation expenses relating to such an award will be deduction by the Company if the restricted stock becomes vested. However, compensation expenses deductions relating to restricted stock awards will be subject to the Section 162(m) deduction limitation if the restricted stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a Corporate Change or vesting based upon continued employment with the Company).

    The 1995 Plan is not qualified under section 401(a) of the Code.

    The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 1995 Plan. No consideration has been given to the effects of state, local, or other tax laws on the 1995 Plan or award recipients.

INAPPLICABILITY OF ERISA

    Based upon current law and published interpretations, the Company does not believe the 1995 Plan is subject to any of the provisions of the Employee Retirement Income Act of 1974.

ACQUISITIONS

    Options may be granted in substitution for options held by officers and employees of other corporations who are about to, or who have, become employees of the Company or a subsidiary corporation as a result of a merger, consolidation, acquisition of assets, or similar transaction by the Company or a subsidiary. The terms, including the option price, of the substitute options so granted may vary from the terms set forth in the 1995 Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

OTHER COMPANY STOCK OPTION PLANS FOR EMPLOYEES

    The Company currently has in effect an Employee Stock Option Plan which provides for the issuance of stock options to employees. If the 1995 Plan is approved by the stockholders of the Company at the Annual Meeting, then the Company will terminate the Employee Stock Option Plan and no additional awards will be made thereunder on or after the date of the Annual Meeting. CMS had in place a 1986 Stock Option Plan, 1993 Non-Qualified Stock Option Plan and a 1994 Stock Option Plan. Horizon intends to terminate such plans and no additional awards will be made thereunder.

VOTE REQUIRED

    The proposal to approve the 1995 Plan requires the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1995 PLAN.

      PROPOSAL 5 -- TO APPROVE THE AMENDMENT TO THE STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS

    At the Annual Meeting, the stockholders will be asked to approve an amendment (the "Director Amendment") to the Company's Stock Option Plan for the Non-Employee Directors (the "Directors Plan") to provide for immediate vesting of all of an optionee's outstanding options under the Directors Plan upon the occurrence of certain events, specifically the death or disability of the optionee. The Director Amendment was unanimously approved by the Board on August 28, 1995, subject to stockholder approval at the Annual Meeting.

    If the 1995 Non-Employee Directors' Stock Option Plan is approved by the stockholders of the Company at the Annual Meeting (see Proposal 6 below), then the Company will terminate the Directors Plan and no additional options will be granted thereunder on or after the date of the Annual Meeting.

    Below is a summary of the primary features of the Amendment and the Directors Plan. A copy of the Director Amendment is attached hereto as Appendix C, and a copy of the Directors Plan is available upon a stockholder's written request to the Company at 6001 Indian School Road, N.E., Suite 530, Albuquerque, New Mexico 87110, Attention: Secretary.

DESCRIPTION OF THE AMENDMENT

    Prior to the Director Amendment, options granted under the Directors Plan vest over a three year term, with one-third vesting on each anniversary of the date of grant. Unlike may options plans, however, the Directors Plan currently does not provide for immediate vesting upon the death or disability of the optionee. Instead, the Directors Plan currently provides that, upon the death of an optionee, an option granted under the Directors Plan could be exercised by the optionee's executors, administrators, heirs or distributees, as the case may be, at any time within one year after the date of such death, but only as to the number of shares the optionee was entitled to exercise as of the date of his or her death. The Directors Plan currently does not provide for the full and immediate vesting of unvested options upon an optionee's death, nor does it contain any special vesting or exercise provisions in the case an optionee's membership on the Board of Directors terminates by reason of disability.

    The Director Amendment would provide that, in the event an optionee's membership on the Board of Directors terminates by reason of death or disability, all of such optionee's outstanding options under the Directors Plan, whether vested or not, would become immediately exercisable in full and would remain exercisable for the shorter of one year after such event or the expiration date of the options. This provision is commonly found in the stock option plans of other publicly-held corporations.

DESCRIPTION OF THE DIRECTORS PLAN

    The Board of Directors believes that employee benefit plans are essential components of the compensation package offered to attract, retain, and motivate non-employee directors of the Company (the "Non-Employee Directors"). Shares issuable pursuant to the Directors Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose. The number of shares of Common Stock issuable pursuant to the Directors Plan, together with the number of shares subject to the Employee Stock Option Plan and the Company's Employee Stock Purchase Plan, cannot exceed 10% of the total number of authorized shares of the Company. Shares subject to expired options are not counted against the number of shares available under the Directors Plan.

ADMINISTRATION

    The Directors Plan is administered by the Board of Directors or by an administrative committee appointed by the Board from among its members and consisting of at least two persons (the "Administrator").

    The Administrator has full authority, subject to the terms of the Directors Plan, to establish rules and regulations for the proper administration of the Directors Plan.

ELIGIBILITY

    Only Non-Employee Directors are eligible to receive options under the Directors Plan.

OPTION AWARDS

    Under the terms of the Directors Plan, each Non-Employee Director receives an annual grant of a non-statutory stock option to acquire 4,000 shares of Common Stock. The exercise price for shares purchased pursuant to an option granted under the Directors Plan is the closing trading price of the shares of Common Stock subject to the option on the date the option is granted or on the next business day on which a trade occurs if a trade does not occur on the date of grant.

EXERCISE OF OPTIONS

    As described above, the Directors Plan currently provides that options vest in one-third increments upon each of the first, second and third anniversaries of the date of grant.

TERMINATION OF EMPLOYMENT

    A vested option is not exercisable if the person exercising the option has not been a Non-Employee Director at all times during the period beginning with the date of grant of the option and ending on a date no more than 60 days prior to the date of such exercise.

    Under the current terms of the Directors Plan, vested options may also be exercised for the shorter of one year after the date of death of a Non-Employee Director or the expiration of such option. Except as discussed below, an option may be exercised at any time up to the expiration or termination of the option. The term of each option is not more than ten years from the date of grant. Options are not transferrable other than by will or the laws of the descent and distribution. If the Director Amendment is approved, then, if an optionee's membership on the Board of Directors is terminated be reason of death or disability, all of such optionee's outstanding options may be exercised in full by the optionee or the optionee's legal representative at any time prior to the earlier of (a) one year following the date of the optionee's death or disability, as applicable, or (b) the expiration date of such option.

FEDERAL INCOME TAX ASPECTS OF THE DIRECTORS PLAN

    A Non-Employee Director will not recognize any taxable income at the time an option is granted under the Directors Plan. Ordinary income will be recognized by a Non-Employee Director at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price for such shares. However, if other shares of Common Stock have been purchased by a Non-Employee Director within six months of the exercise of an option, recognition of the income attributable to such exercise may under certain circumstances be postponed for a period of up to six months from the date of such purchase of such other shares of Common Stock due to liability to suit under Section 16(b) of the Exchange Act. If applicable, one effect of any such postponement would be to measure the amount of the Non-Employee Director's taxable income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the Exchange Act no longer exists (rather than at the earlier date of the exercise of the option). Upon a Non-Employee Director's exercise of an option granted under the Directors Plan, the Company may claim a deduction for compensation paid at the same time and in the same amount as ordinary income is recognized by the Non-Employee Director.

    The Directors Plan is not qualified under section 401(a) of the Code.

    The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the Directors Plan. No consideration has been given to the effects of state, local, or other tax laws on the Directors Plan or an optionee.

INAPPLICABILITY OF ERISA

    Based upon current law and published interpretations, the Company does not believe the Directors Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

DISCONTINUANCE OR AMENDMENT

    The Board of Directors at any time, and from time to time, may suspend or discontinue the Directors Plan or amend it and any outstanding options in any respect as permitted by applicable law, provided that no amendment, modification, or termination may adversely affect the rights of any holder of an outstanding option, or any unexercised portion thereof, without the optionee's consent, and provided further that the Board of Directors generally may not amend the Directors Plan more than once every six months.

DURATION

    The Board may terminate the Directors Plan by resolutions at any time. Options outstanding on the date of the termination of the Directors Plan will remain in effect in accordance with their terms.

VOTE REQUIRED

    The proposal to approve the Director Amendment requires the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE DIRECTOR AMENDMENT.

  PROPOSAL 6 -- TO APPROVE THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

    At the Annual Meeting, the stockholders will be asked to approve the 1995 Non-Employee Directors' Stock Option Plan (the "1995 Directors Plan"), a copy of which is attached hereto as

Appendix D. The 1995 Directors Plan is intended to promote the interests of the Company and its stockholders by helping to award and retain highly qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, pursuant to the 1995 Directors Plan, options for shares of Common Stock are automatically granted to eligible Non-Employee Directors. No person exercises any discretion with respect to persons eligible to receive grants of options under the 1995 Directors Plan or the amount of grants thereunder.

    Below is a summary of the terms of the 1995 Directors Plan. Such summary is qualified in its entirety by reference to the full text of 1995 Directors Plan, which is attached hereto as Appendix D.

NUMBER OF SHARES SUBJECT TO THE 1995 DIRECTORS PLAN

    The aggregate maximum number of shares authorized to be issued under the 1995 Directors Plan pursuant to grants of stock options is 700,000 shares of Common Stock (which amount is subject to adjustment upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure).

ELIGIBILITY

    Only Non-Employee Directors are eligible to receive options under the 1995 Directors Plan.

TERM OF THE 1995 DIRECTORS PLAN

    If approved by the stockholders of the Company at the Annual Meeting, the 1995 Directors Plan will be effective as of September 27, 1995. No further awards may be granted under the 1995 Directors Plan after September 26, 2005, and the 1995 Directors Plan will terminate thereafter once all awards have been satisfied or expired. The Board of Directors may, however, terminate the 1995 Directors Plan at any time without prejudice to the holders of any then outstanding options.

OPTION GRANTS

    As of the date of the annual meeting of the stockholders of the Company in each year that the 1995 Directors Plan is in effect, each Non-Employee Director then in office or elected to the Board of Directors on such date will receive a non-statutory stock option exercisable for 7,000 shares of Common Stock (which amount is subject to adjustment upon a reorganization, stock split, recapitalization, or other change in the Company's capital structure). The purchase price of Common Stock issued under each such option will be the fair market value of the shares on the date that the option is granted. Options granted under the 1995 Directors Plan will be for a term of ten years from the date of grant. Except as described below, all options granted under the 1995 Directors Plan will vest in one-third increments after each full year of service as a director of the Company following the date of grant. Options granted under the 1995 Directors Plan are not transferable by the option holder except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. Options are exercisable during the lifetime of the Non-Employee Director only while he or she is serving as a director of the Company or, except in the event of death or disability, within three months after he or she first ceases to serve as a director of the Company. If a Non-Employee Director dies or becomes disabled while he or she is serving as a director of the Company, the option will become fully vested and is exercisable for a one-year period thereafter. The option price upon exercise may be paid by a Non-Employee
Director in cash, other shares of Common Stock owned by the Non-Employee Director, or by a combination of cash and Common Stock.

CORPORATE CHANGE

    Upon a Corporate Change (as hereinafter defined), all options outstanding under the 1995 Directors Plan will become fully vested and shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to had the option already been exercised. The 1995 Directors Plan provides that a Corporate Change occurs (a) if the Company is dissolved and liquidated, (b) if the Company is not the surviving entity in any merger or consolidation, (c) if the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets, (d) if any person, entity or group acquires or gains ownership or control of more than 50% of the outstanding shares of the Company's voting stock or (e) if after a contested election of directors, the persons who were directors before such election cease to constitute a majority of the Board of Directors.

AMENDMENTS

    The Board of Directors may from time to time amend the 1995 Directors Plan; however, no amendment which modifies the class of eligible optionees, increases the number of shares of Common Stock authorized or available under the 1995 Directors Plan, extends the duration of the 1995 Directors Plan, or materially increases the benefits accruing to optionees may be adopted without the prior approval of the stockholders of the Company.

FEDERAL INCOME TAX ASPECTS OF THE 1995 DIRECTORS PLAN

    A Non-Employee Director will not recognize any taxable income at the time an option is granted under the 1995 Directors Plan. Ordinary income will be recognized by a Non-Employee Director at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price for such shares. However, if other shares of Common Stock have been purchased by a Non-Employee Director within six months of the exercise of an option, recognition of the income attributable to such exercise may under certain circumstances be postponed for a period of up to six months from the date of such purchase of such other shares of Common Stock due to liability to suit under Section 16(b) of the Exchange Act. If applicable, one effect of any such postponement would be to measure the amount of the Non-Employee Director's taxable income by reference to the fair market value of such shares at the time such liability to suit under Section 16(b) of the Exchange Act no longer exists (rather than at the earlier date of the exercise of the option). Upon a Non-Employee Director's exercise of an option granted under the 1995 Directors Plan, the Company may claim a deduction for compensation paid at the same time and in the same amount as ordinary income is recognized by the Non-Employee Director.

    The 1995 Directors Plan is not qualified under section 401(a) of the Code.

    The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 1995 Directors Plan. No consideration has been given to the effects of state, local, or other tax laws on the 1995 Directors Plan or an optionee.

INAPPLICABILITY OF ERISA

    Based upon current law and published interpretations, the Company does not believe the 1995 Directors Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

OTHER COMPANY STOCK OPTION PLANS FOR NON-EMPLOYEE DIRECTORS

    The Company currently has in effect the Directors Plan which provides for the annual issuance of stock options to Non-Employee Directors. If the 1995 Directors Plan is approved by the stockholders of the Company at the Annual Meeting, then the Company will terminate the Directors Plan and no additional awards will be made thereunder on or after the date of the Annual Meeting. CMS had in place a 1989 Non-Employee Directors' Stock Option Plan and a 1992 CEO Stock Option Plan. Horizon intends to terminate such plans and no additional awards will be made thereunder.

VOTE REQUIRED

    The proposal to approve the 1995 Directors Plan requires the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 1995 DIRECTORS PLAN.

              PROPOSAL 7 -- TO RATIFY THE APPOINTMENT OF AUDITORS

    The Board of Directors has selected Arthur Andersen LLP, independent public accountants, who have served as auditors for the Company since their appointment in November 1991, to serve again as the auditors of the Company for the fiscal year ending May 31, 1996. Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Delaware law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF SUCH APPOINTMENT OF AUDITORS.

    In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative of Arthur Andersen LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

    Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at the Company's 1996 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at the address indicated on the first page of this Proxy Statement, so that the Secretary receives it no later than April 30, 1996.

                                 OTHER MATTERS

    The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

                                                                      APPENDIX A

                               AMENDMENT NO. 3 TO
                         HORIZON HEALTHCARE CORPORATION
                           EMPLOYEE STOCK OPTION PLAN

    WHEREAS, HORIZON/CMS HEALTHCARE CORPORATION (the "Company") has heretofore adopted the HORIZON HEALTHCARE CORPORATION EMPLOYEE STOCK OPTION PLAN (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows:

    1. The first sentence of Section 9(b) of the Plan is hereby deleted and replaced with the following two sentences:

        "An Option issued pursuant to the Plan shall be exercisable in accordance with the following schedule: the option is exercisable with respect to one-third of the aggregate number of Shares covered by the option one year after the date of grant, an additional one-third two years after the date of grant, and the final one-third three years after the date of grant; provided, that in the event of death of an optionee, all outstanding options of such optionee shall immediately vest in their entirety and shall be and become immediately exercisable. The foregoing proviso shall be effective (i) as of September 12, 1994, as to optionees other than optionees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, and (ii) as of the date of approval by the stockholders of Employer of the amendment to the Plan which includes such proviso, as to optionees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended."

    2.  As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX B

                       HORIZON/CMS HEALTHCARE CORPORATION

                           1995 STOCK INCENTIVE PLAN

                                  I.  PURPOSE

    The purpose of the HORIZON/CMS HEALTHCARE CORPORATION 1995 STOCK INCENTIVE PLAN (the "Plan") is to provide a means through which HORIZON/CMS HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and its subsidiaries may attract able persons to enter the employ of the Company and to provide a means whereby those employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee as provided herein.

                                II.  DEFINITIONS

    The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

    (a) "AWARD" means, individually or collectively, any Option or Restricted Stock Award.

    (b) "BOARD" means the Board of Directors of the Company.

    (c) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

    (d) "COMMITTEE" means not less than two members of the Board who are selected by the Board as provided in Paragraph IV(a).

    (e) "COMMON STOCK" means the common stock, par value $.001 per share, of the Company.

    (f) "COMPANY" means Horizon/CMS Healthcare Corporation.

    (g) "DIRECTOR" means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

    (h) An "EMPLOYEE" means any person (including a Director) in an employment relationship with the Company or any parent or subsidiary corporation (as defined in section 424 of the Code).

    (i) "FAIR MARKET VALUE" means, as of any specified date, the mean of the high and low sales prices of the Common Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Common Stock on the most recent date on which Common Stock was publicly traded. In the event Common Stock is not publicly traded at the time a determina-tion of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate.

    (j)  "HOLDER" means an employee who has been granted an Award.

    (k) "INCENTIVE STOCK OPTION" means an incentive stock option within the meaning of section 422 of the Code.

    (l) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

    (m) "OPTION" means an Award granted under Paragraph VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

    (n) "OPTION AGREEMENT" means a written agreement between the Company and a Holder with respect to an Option.

    (o) "PLAN" means the Horizon Healthcare Corporation 1995 Stock Incentive Plan, as amended from time to time.

    (p) "RESTRICTED STOCK AGREEMENT" means a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

    (q) "RESTRICTED STOCK AWARD" means an Award granted under Paragraph VIII of the Plan.

    (r) "RULE 16B-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

    (s) "STOCK APPRECIATION RIGHT" shall have the meaning assigned to such term in Paragraph VII(d) of the Plan.

                 III.  EFFECTIVE DATE AND DURATION OF THE PLAN

    The Plan shall become effective upon the date of its adoption by the Board, provided the Plan is approved by the shareholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan, in any Option Agreement or in any Restricted Stock Agreement, no Option shall be exercisable and no Restricted Stock Award shall vest prior to such shareholder approval. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Awards granted under the Plan have been satisfied or expired.

                              IV.  ADMINISTRATION

    (a) COMPOSITION OF COMMITTEE. The Plan shall be administered by a committee which shall be (i) appointed by the Board, (ii) constituted so as to permit the Plan to comply with Rule 16b-3, and (iii) constituted solely of two or more "outside directors," within the meaning of section 162(m) of the Code and applicable interpretive authority thereunder. No member of the Committee shall be eligible to receive an Award under the Plan and no person who has received an Award in the preceding year shall be eligible to serve on the Committee.

    (b) POWERS. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which employees shall receive an Award, the time or times when such Award shall be made, whether an Incentive Stock Option or nonqualified Option shall be granted, and the number of shares to be subject to each Option or Restricted Stock Award. In making such determinations the Committee shall take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

    (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, this shall include the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the agreement relating to each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Paragraph IV shall be conclusive.

               V.  GRANT OF OPTIONS AND RESTRICTED STOCK AWARDS;
                           SHARES SUBJECT TO THE PLAN

    (a) STOCK GRANT AND AWARD LIMITS. The Committee may from time to time grant Awards to one or more employees determined by it to be eligible for participation in the Plan in accordance with the provisions of Paragraph VI. Subject to Paragraph IX, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 5,000,000 shares. Shares shall be deemed to have been issued under the Plan only (i) to the extent actually issued and delivered pursuant to an Award, or (ii) to the extent an Award is settled in cash. To the extent that an Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Award shall again be available for the grant of an Award to the extent permitted under Rule 16b-3. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that may be subject to Awards granted to any one individual during the term of the Plan as provided in Paragraph III hereof may not exceed 5,000,000 (subject to adjustment in the same manner as provided in Paragraph IX hereof with respect to shares of Common Stock subject to Awards then outstanding). The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated in connection with the exercise of Options and Stock Appreciation Rights to constitute "performance-based" compensation for purposes of section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to Options or Stock Appreciation Rights that are cancelled or repriced.

    (b)  STOCK OFFERED.   The stock  to be offered  pursuant to the  grant of an
Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company.

                                VI.  ELIGIBILITY

    Awards may be granted only to persons who, at the time of grant, are employees. Awards may not be granted to any Director who is not an employee. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option which is not an Incentive Stock Option, a Restricted Stock Award, or any combination thereof.

                              VII.  STOCK OPTIONS

    (a) OPTION PERIOD.   The term of  each Option shall be  as specified by  the
Committee at the date of grant.

    (b) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

    (c) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Holder's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Holder of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

    (d) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under section 422 of the Code. Each Option Agreement shall provide that the Option may not be exercised, subject to Paragraph IX, earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by establishing procedures whereby the Holder, by a properly-executed written notice, directs (i) an immediate market sale or margin loan respecting all or a part of the shares of Common Stock to which he is entitled upon exercise pursuant to an extension of credit by the Company to the Holder of the option price, (ii) the delivery of the shares of Common Stock from the Company directly to a brokerage firm, and (iii) the delivery of the option price from sale or margin loan proceeds from the brokerage firm directly to the Company. In addition, an Option Agreement may authorize the Committee, in its discretion and on such terms and conditions as the Committee in its sole discretion may prescribe, to direct the Company to loan to the Holder the funds necessary to pay all or any portion of the option price and related tax withholding obligations owned by the Holder to the Company upon exercise of the Option; provided, however, that (i) the Holder shall have personal liability to make the payments required under such loan and (ii) such loan shall be structured so that it will not constitute a "below-market loan" within the meaning of section 7872 of the Code. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment in cash or shares of Common Stock or a combination of cash and shares of Common Stock equal in value to the excess of the Fair Market Value of the shares with respect to which the right to purchase is surrendered over the option price therefor ("Stock Appreciation Rights"), on such terms and conditions as the Committee in its sole discretion may prescribe; provided, that with respect to Stock Appreciation Rights granted to employees who are subject to Section 16 of the 1934 Act, except as provided in Subparagraph IX(c) hereof, the Committee shall retain final authority (i) to determine whether a Holder shall be permitted, or (ii) to approve an election by a Holder, to receive cash in full or partial settlement of Stock Appreciation Rights. In the case of any such Stock Appreciation Right that is granted in connection with an Incentive Stock Option, such right shall be exercisable only when the Fair Market Value of the Common Stock exceeds the price specified therefor in the Option or the portion thereof to be surrendered. The terms and conditions of the respective Option Agreements need not be identical.

    (e) OPTION PRICE AND PAYMENT. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Paragraph IX, (i) in the case of an Incentive Stock Option, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted and
(ii) in the case of an Option that does not constitute an Incentive Stock Option, such purchase price shall not be less than 50% of the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

    (f) SHAREHOLDER RIGHTS AND PRIVILEGES. The Holder shall be entitled to all the privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Holder's name.

    (g) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by individuals employed by corporations who become employees as a result of a merger or consolidation of the employing corporation with the Company or any subsidiary, or the acquisition by the Company or a subsidiary of the assets of the employing corporation, or the acquisition by the Company or a subsidiary of stock of the employing corporation with the result that such employing corporation becomes a subsidiary.

                         VIII.  RESTRICTED STOCK AWARDS

    (a) FORFEITURE RESTRICTIONS TO BE ESTABLISHED BY THE COMMITTEE. Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Holder and an obligation of the Holder to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of targets established by the Committee that are based on (1) the price of a share of Common Stock, (2) the Company's earnings per share, (3) the Company's market share, (4) the market share of a business unit of the Company designated by the Committee, (5) the Company's sales, (6) the sales of a business unit of the Company designated by the Committee, or (7) the return on stockholders' equity achieved by the Company, (ii) the Holder's continued employment with the Company for a specified period of time, or (iii) a combination of any two or more of the factors listed in clauses (i) and (ii) of this sentence. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee. The Forfeiture Restrictions applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph VIII(b) or Paragraph IX.

    (b) OTHER TERMS AND CONDITIONS. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. The Holder shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement, shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Restricted Stock Agreement made in conjunction with the Award.

    (c) PAYMENT FOR RESTRICTED STOCK. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

    (d) AGREEMENTS. At the time any Award is made under this Paragraph VIII, the Company and the Holder shall enter into a Restricted Stock Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Agreements need not be identical.

                    IX.  RECAPITALIZATION OR REORGANIZATION

    (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

    (b) The shares with respect to which Options may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

    (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or
(v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), no later than (x) ten days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (y) thirty days after a Corporate Change of the type described in clause (iv), the Committee, acting in its sole discretion without the consent or approval of any Holder, shall effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Options held by any individual
Holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of Holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected Holders of some or all of the outstanding Options held by such Holders (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each Holder an amount of cash per share equal to the excess, if any, of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding) or
(4) provide that the number and class of shares of Common Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Option.

    (d) For the purposes of clause (2) in Subparagraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph
(d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

    (e) In the event of changes in the outstanding Common Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Paragraph IX, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

    (f) Any adjustment provided for in the above Subparagraphs shall be subject to any required shareholder action.

    (g) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

    (h) Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Corporate Change as described in Subparagraph (c) above occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to the Holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subparagraph may vary among individual Holders and may vary among the Restricted Stock Awards held by any individual Holder.

                   X.  AMENDMENT AND TERMINATION OF THE PLAN

    The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided, further, that the Board may not, without approval of the shareholders, amend the Plan:

    (a) to increase the maximum number of shares of Common Stock which may be issued on exercise or surrender of Options or pursuant to Restricted Stock Awards, except as provided in Paragraph IX;

    (b) to change the minimum Option price;

    (c) to change the class of employees eligible to receive Awards or materially increase the benefits accruing to employees under the Plan;

    (d) to extend the maximum period during which Awards may be granted under the Plan;

    (e)  to  modify   materially  the   requirements  as   to  eligibility   for
participation in the Plan; or

    (f) to decrease any authority granted to the Committee hereunder in contravention of Rule 16b-3.

                               XI.  MISCELLANEOUS

    (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee any right to be granted an Option, a right to a Restricted Stock Award, or any other rights hereunder except as may be evidenced by an Option Agreement or a Restricted Stock Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

    (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time.

    (c) OTHER LAWS; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

    (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action which is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

    (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. An Award shall be exercisable during the lifetime of a Holder only by such Holder or the Holder's guardian or legal representative.

    (f) RULE 16B-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such Award would disqualify the Plan or such Award under, or would otherwise not comply with, Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

    (g) GOVERNING LAW. THIS PLAN SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

                                                                      APPENDIX C

                                AMENDMENT NO. 1
                                       TO
                         HORIZON HEALTHCARE CORPORATION
                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

    WHEREAS, HORIZON/CMS HEALTHCARE CORPORATION (the "Company") has heretofore adopted the HORIZON HEALTHCARE CORPORATION STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS (the "Plan"); and

    WHEREAS, the Company desires to amend the Plan in certain respects;

    NOW, THEREFORE, the Plan shall be amended as follows:

    1. Subject to the provisions of paragraph 2 hereof, Article VII of the Plan shall be deleted in its entirety and the following shall be substituted therefor:

                                  "ARTICLE VII
                          EXERCISE AND TERM OF OPTIONS

        Except as otherwise provided below, (a) Options granted under the Plan shall vest in accordance with the following rules: one-third upon the first anniversary of the date of grant, one-third upon the second anniversary of the date of grant, and one-third upon the third anniversary of the date of grant, and (b) a vested Option shall not be exercisable (1) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on a date no more than 60 days prior to the date of such exercise, a Non-Employee Director and (2) unless payment is made in accordance with Article VIII hereunder. If a Non-Employee Director's membership on the Board terminates by reason of disability, such Non-Employee Director's Options may be exercised in full by such Non-Employee Director (or such Non-Employee Director's estate or the person who acquires such Options by will or the laws of descent and distribution or otherwise by reason of the death of such Non-Employee Director) at any time during the period of one year following such termination. If a Non-Employee Director dies while a member of the Board, such Non-Employee Director's estate, or the person who acquires such Non-Employee Director's Options by will or the laws of descent and distribution or otherwise by reason of the death of such Non-Employee Director, may exercise such Options in full at any time during the period of one year following the date of such Non-Employee Director's death.

        Any other provision of the Plan notwithstanding, no Option shall be exercised after the date ten years from the date of grant of such Option."

    2. This amendment to the Plan shall be effective with respect to all options outstanding under the Plan on or after September , 1994, provided that it is approved by the stockholders of the Company at the 1995 Annual Meeting of Stockholders.

    3.  As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX D

                       HORIZON/CMS HEALTHCARE CORPORATION
                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            I.  PURPOSE OF THE PLAN

    The HORIZON/CMS HEALTHCARE CORPORATION 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to promote the interests of HORIZON/CMS HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors, and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not employees of the Company or any of its subsidiaries ("Non-Employee Directors") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

                             II.  OPTION AGREEMENTS

    Each Option shall be evidenced by a written agreement in the form attached to the Plan.

                         III.  ELIGIBILITY OF OPTIONEE

    Options may be granted only to individuals who are Non-Employee Directors of the Company. As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Non-Employee Director then in office or elected to the Board of Directors of the Company (the "Board") on such date shall receive, without the exercise of the discretion of any person or persons, an Option exercisable for 7,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Non-Employee Director of an Option for the number of shares provided herein, each Non-Employee Director shall receive an Option for his or her pro-rata share of the total number of shares of Stock then available under the Plan. All Options granted under the Plan shall be at the Option price set forth in Paragraph V hereof and shall be subject to adjustment as provided in Paragraph VII hereof.

                        IV.  SHARES SUBJECT TO THE PLAN

    The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 700,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.

                                V.  OPTION PRICE

    The purchase price of Stock issued under each Option shall be the fair market value of Stock subject to the Option as of the date the Option is granted. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the high and low sales prices of the Stock (i) reported by the National Market System of NASDAQ on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.

                               VI.  TERM OF PLAN

    The Plan shall be effective on the date the Plan is approved by the stockholders of the Company. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph VIII, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date the Plan is approved by the stockholders of the Company.

                    VII.  RECAPITALIZATION OR REORGANIZATION

    A. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

    B. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

    C. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

    D. Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required stockholder action.

    E. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                  VIII.  AMENDMENT OR TERMINATION OF THE PLAN

    The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.

                              IX.  SECURITIES LAWS

    A. The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

    B. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                                    FORM OF
                 NON-EMPLOYEE DIRECTOR'S STOCK OPTION AGREEMENT

    AGREEMENT made as of the   day of     , 19  , between HORIZON/CMS HEALTHCARE
CORPORATION,  a Delaware corporation (the "Company"), and
("Director").

    To carry out the purposes of the HORIZON/CMS HEALTHCARE CORPORATION 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan"), a copy of which is attached hereto as Exhibit A, by affording Director the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

    1. GRANT OF OPTION. The Company hereby irrevocably grants to Director the right and option ("Option") to purchase all or any part of an aggregate of shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

    2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

    3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Executive Officer, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                                  PERCENTAGE
                                                  OF SHARES
                                                  THAT MAY
                                                     BE
          NUMBER OF FULL YEARS                    PURCHASED
- ----------------------------------------          --------
            Less than 1 year                         0 %
      1 year but less than 2 years                  33 1/3%
     2 years but less than 3 years                  66 2/3%
            3 years or more                        100 %

    Notwithstanding the foregoing, if (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (1) the date of approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (2) the date of such Corporate Change, this Option shall be exercisable in full.

    This Option and all rights granted hereunder are not transferable by Director other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and may be exercised during Director's lifetime only by Director or Director's guardian or legal representative. This Option may be exercised only while Director remains a member of the Board of Directors of the Company (the "Board") and will terminate and cease to be exercisable upon Director's termination of membership on the Board, except that:

        (a) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

        (b) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

        (c) If Director's membership on the Board terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates.

This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

    4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Director upon such exercise.

    5. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this

Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

    Director agrees that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws,
(ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

    6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

    7.  GOVERNING LAW.   THIS AGREEMENT SHALL BE  GOVERNED BY, AND CONSTRUED  IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

    IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.

                                          HORIZON/CMS HEALTHCARE CORPORATION

                                          By:

                                          --------------------------------------

                                          --------------------------------------
                                                                        Director

PROXY

                         HORIZON/CMS HEALTHCARE CORPORATION

                       PROXY SOLICITED BY BOARD OF DIRECTORS
                         FOR ANNUAL MEETING OF STOCKHOLDERS

    The undersigned stockholder of Horizon/CMS Healthcare Corporation, a Delaware corporation (the "Company"), hereby appoints Neal M. Elliott and Klemett L. Belt, Jr., or either one of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock, par value $0.001 per share, of the Company which are entitled to one vote per share and which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Albuquerque Marriott Hotel, 2102 Louisiana, N.E., Albuquerque, New Mexico 87110, on Wednesday, September 27, 1995, at 1:30 p.m. (Albuquerque time), and at any adjournment(s) or postponement(s) of such meeting, with all powers which the undersigned would possess if personally present:

 1. To approve the amendment to the Company's Restated Certificate of Incorporation to delete the restriction on committees of the Board of Directors approving the issuance of capital stock of the Company;

 2. To elect four Class 2 Directors to serve until the 1998 Annual Meeting of Stockholders, two Class 3 Directors to serve until the 1996 Annual Meeting of Stockholders and one Class 1 Director to serve until the 1997 Annual Meeting of Stockholders;

 3. To approve the amendment to the Horizon Healthcare Corporation Employee Stock Option Plan to provide for immediate vesting of outstanding options upon death;

 4. To approve the Horizon/CMS Healthcare Corporation 1995 Stock Incentive Plan;

 5. To approve the amendment to the Horizon Healthcare Corporation Stock Option Plan for Non-Employee Directors to provide for immediate vesting of outstanding options upon the occurrence of certain events;

 6. To approve the Horizon/CMS Healthcare Corporation 1995 Non-Employee Directors' Stock Option Plan;

 7. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending May 31,1996; and

 8. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

    IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE
FOR EACH THE ABOVE PROPOSALS AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING.

    The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company.

        (CONTINUED AND TO BE VOTED, DATED AND SIGNED ON REVERSE SIDE)

- ----------------------------------------------------------------------------
                              FOLD AND DETACH HERE

The Board of Directors recommends a                         I plan to attend
Vote "FOR" the following Proposals:                              the meeting.

No. 1. To approve the amendment to the Company's Restated
       Certificate of Incorporation to delete the restriction on committees of the Board of Directors approving the issuance of capital stock of the Company.

       FOR          AGAINST         ABSTAIN
       / /            / /              / /

No. 2. To elect four Class 2 Directors to serve until the 1998 Annual Meeting of Stockholders, two Class 3
       Directors to serve until the 1996 Annual Meeting of Stockholders and one Class 1 Director to serve until the 1997 Annual Meeting of Stockholders.

             FOR           WITHHELD
             / /             / /

       (To withhold authority to vote for all nominees check the block marked "Withheld". To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.) The nominees are: Neal M. Elliott, Michael A. Jeffries, Gerard M. Martin, Raymond N. Noveck, Russell L. Carson, Bryan C. Cressey and Frank M. McCord.

       ------------------------------------
                    WITHHELD

No. 3. To approve the amendment to the Horizon Healthcare Corporation Employee
       Stock Option Plan to provide for immediate vesting of outstanding options upon death.

No. 4. To approve the Horizon/CMS Healthcare Corporation 1995 Stock
       Incentive Plan.

       FOR          AGAINST         ABSTAIN
       / /            / /              / /

No. 5. To approve the amendment to the Horizon Healthcare Corporation Stock
       Option Plan for Non-Employee Directors to provide for immediate vesting of outstanding options upon the occurrence of certain events.

       FOR          AGAINST         ABSTAIN
       / /            / /              / /

No. 6. To approve the Horizon/CMS Healthcare Corporation 1995
       Non-Employee Directors' Stock Option Plan.

       FOR          AGAINST         ABSTAIN
       / /            / /              / /

No. 7. To ratify the appointment of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending May 31, 1996.

       FOR          AGAINST         ABSTAIN
       / /            / /              / /

No. 8. In the discretion of the proxies named herein, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

                                 Please complete, date and sign this proxy and return it promptly in the enclosed envelope whether or not you plan to attend the meeting. No postage is required. (Signature(s) should agree with names on Stock Certificates as shown herein. Attorneys, executors, administrators, trustees, guardians or custodians should give full title as such.)

                                 Dated: ___________________________,1995
                                 _______________________________________
                                 _______________________________________

                                        Signature of Stockholder(s)


IF YOU PLAN TO ATTEND THE ANNUAL      THIS PROXY IS SOLICITED ON BEHALF
MEETING OF STOCKHOLDERS, PLEASE       OF THE BOARD OF DIRECTORS
MARK THE APPROPRIATE BOX IN THE
SPECIAL NOTES SECTION OF THE
PROXY CARD ABOVE.
- ----------------------------------------------------------------------------
                          FOLD AND DETACH HERE